Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF

IN RE:			}	CASE NUMBER
			}	13-11456
}
}
}
DEBTOR(S)	GMX Resources Inc.		}	CHAPTER 11

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD
	FROM	July 1, 2013	TO	July 31, 2013

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ William H. Hoch
Attorney for Debtor's Signature

Debtor's Address and Phone Number:	Attorney's Address and Phone Number:
GMX Resources Inc.	Crowe & Dunlevy
9400 N. Broadway, Suite 600	20 North Broadway, Suite 1800
Oklahoma City, OK 73114	Oklahoma City, OK 73102
405-600-0711	405-235-7700

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 21st day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.justice.gov/ust/r20/index.htm.

1.	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2.	Initial Filing Requirements
3.	Frequently Asked Questions (FAQs)

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING July 1, 2013 AND ENDING July 31, 2013

Name of Debtor: GMX Resources Inc.     Case Number 13-11456
Date of Petition: April 1, 2013

		CURRENT MONTH	CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD	3,719,940	945,484
2.	RECEIPTS:
	A. Cash Sales	—	—
	Minus: Cash Refunds	—	—
	Net Cash Sales	—	—
	B. Accounts Receivable	5,206,879	20,963,047
	C. Other Receipts (See MOR-3)	245,203	10,536,237
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)	5,452,082	31,499,284
4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	9,172,022	32,444,768
5.	DISBURSEMENTS
	A. Advertising	—	—
	B. Bank Charges	1,746	12,079
	C. Contract Labor	61,915	149,720
	D. Fixed Asset Payments (not incl. in “N”)	186,190	5,129,777
	E. Insurance	104,158	1,414,970
	F. Inventory Payments (See Attach. 2)	—	36,838
	G. Leases	408,702	2,225,599
	H. Manufacturing Supplies	—	—
	I. Office Supplies	47,973	151,390
	J. Payroll - Net (See Attachment 4B)	363,335	1,764,919
	K. Professional Fees (Accounting & Legal)	1,675,802	3,776,822
	L. Rent	57,052	339,350
	M. Repairs & Maintenance	29,363	62,443
	N. Secured Creditor Payments (See Attach. 2)	550,000	2,364,389
	O. Taxes Paid - Payroll (See Attachment 4C)	147,101	619,665
	P. Taxes Paid - Sales & Use (See Attachment 4C)	—	4,408
	Q. Taxes Paid - Other (See Attachment 4C)	1,546	18,164
	R. Telephone	28,488	81,070
	S. Travel & Entertainment	6,251	52,558
	T. U.S. Trustee Quarterly Fees	8,125	8,125
	U. Utilities	29,076	122,391
	V. Vehicle Expenses	132	132
	W. Other Operating Expenses (See MOR-3)	3,625,128	12,270,020
6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)	7,332,083	30,604,829
7.	ENDING BALANCE (Line 4 Minus Line 6)	1,839,939	1,839,939

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 23rd day of August, 2013	/s/ Michael J. Rohleder
Michael J. Rohleder, President

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)These two amounts will always be the same if form is completed correctly.

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	CURRENT MONTH	CUMULATIVE PETITION TO DATE
Debtor In Possession ("DIP") Loan	$—	$9,540,000
Cash distribution from Endeavor Gathering LLC	56,000	488,130
Return of excess insurance deposit	—	170,698
Receipt of state tax credits	57,840	57,840
Settlement from SemCrude bankruptcy	88,944	88,944
Miscellaneous refunds	42,419	190,625
Total	$245,203	$10,536,237

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount (1)	Source of Funds	Purpose	Repayment Schedule
N/A

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	CURRENT MONTH	Previous Month(s)	CUMULATIVE PETITION TO DATE
Return of erroneous joint interest payment received	—	621,265	621,265
Monthly gathering and transportation fee to Endeavor Gathering	1,349,705	1,500,471	2,850,176
Reimbursement to Endeavor Pipeline	979,000	1,569,698	2,548,698
Volumetric production payment	—	857,840	857,840
Monthly distribution to royalty and working interest owners	1,185,778	3,928,523	5,114,301
Miscellaneous disbursements	110,645	167,095	277,740
Total	3,625,128	8,644,892	12,270,020

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement. See Exhibit I Attached

MOR-3

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
Name of Debtor: GMX Resources Inc. Case Number: 13-11456
Reporting Period beginning July 1, 2013 Period ending July 31, 2013
ACCOUNTS RECEIVABLE AT PETITION DATE: $50,089,238
ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

	Oil & Gas Sales	Joint Interest Billing	Other Accounts Receivable (1)	Intercompany Receivable/Payable (2)	Total
Beginning of Month Balance (a)	$8,478,850	$1,384,293	$6,411,175	$22,852,961	$39,127,279
Plus: Current Month New Billings	$4,640,213	$123,791	$6,859	$(339,202)	$4,431,661
Minus: Collection During Month (b)	$(4,824,818)	$(261,907)	$(120,154)	$—	$(5,206,879)
Minus: Revenue Netting	$—	$14,862	$—	$—	$14,862
Plus/Minus: Adjustments or Writeoffs	$—	$—	$—	$—	$—
End of Month Balance (c)	$8,294,245	$1,261,039	$6,297,880	$22,513,759	$38,366,923
(1) Other Accounts Receivable contains Accounts Receivable due from a third party involving the Cotton Valley asset sale, and other Miscellaneous Receivables.
(2) Intercompany Receivable/Payable includes amounts due to or due from Endeavor Gathering LLC, which is a subsidiary of the Company that is not part of the consolidated bankruptcy filing.
*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:
N/A
POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total
Oil & Gas Sales - For the current reporting month	$3,444,761	$1,736,648	$—	$—	$5,181,409
Joint Interest Billing	$81,463	$57,731	$39,294	$438,615	$617,103
Other Accounts Receivable	$4,167	$4,167	$588,870	$709,774	$1,306,978
Intercompany Receivable/Payable	$628,900	$741,017	$588,870	$709,774	$2,668,561.26

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status
See Exhibit VI	See Exhibit VI	See Exhibit VI

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

MOR-4

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning July 1, 2013 Period ending July 31, 2013

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount (b)
See note below
See Exhibit II attached. Note that the listing does not include accruals for invoices not yet received as of the closing of the financial statements for the current month.

☑ Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation. The Company was given the authority to pay approximately $6.9 million in pre-petition debts. The court order providing authorization to pay these debts was previously provided with the filing of the April 2013 operating report. See Exhibit III attached, which is the schedule of pre-petition debts paid in the current reporting period.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance (a)	$1,958,116
PLUS: New Indebtedness Incurred This Month	5,066,984
MINUS: Amount Paid on Post Petition Accounts Payable This Month	(3,813,279)
PLUS/MINUS: Adjustments *	—
Ending Month Balance (c)	$3,211,821

*For any adjustments provide explanation and supporting documentation, if applicable.

MOR-5

SECURED PAYMENTS REPORT
List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/Lessor	Date Payment Due This Month	Amount Paid This Month	Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
DIP Loan Agreement Interest and Commitment Fee	7/31/2013	$550,000	$—	$—

TOTAL (d)		$550,000

(a)This number is carried forward from last month’s report. For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-6

ATTACHMENT 3
INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning July 1, 2013 Period ending July 31, 2013

INVENTORY REPORT

	Inventory Balance at Petition Date	Inventory Balance @ Beginning of Month	Inventory Purchased During the Month	Inventory Used	Adjustments	Ending Inventory
Material Inventories	$3,299,079	$3,193,954	$333	$17,547	$—	$3,176,740
Oil Inventory	$69,600	$43,849	$—	$11,473	$—	$32,376
Total Inventory	$3,368,679	$3,237,803	$333	$29,020	$—	$3,209,116

METHOD OF COSTING INVENTORY: Method of Costing Inventory: Inventory consist of Materials used to maintain on Oil & Gas properties and crude oil in tanks. The cost of materials are based upon the purchase price of the item using FIFO method of valuation. Cost of Oil Inventory is based upon the lift cost of producing the oil.
*For any adjustments or write-downs provide explanation and supporting documentation, if applicable. N/A

INVENTORY AGING
Note: This section is not applicable. Other than oil in tanks, which is sold on a daily or weekly basis, the Company's inventory is held for oil and gas properties and not for resale.

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete	Total Inventory
N/A - See Note Above	N/A - See Note Above	N/A - See Note Above	N/A - See Note Above	$3,209,116
* Aging Percentages must equal 100%.
☐ Check here if inventory contains perishable items.
Description of Obsolete Inventory: N/A
FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE (b): Fair market value of fixed assets at petition date is not available.
(Includes Property, Plant and Equipment)
BRIEF DESCRIPTION (First Report Only): Fixed assets include the Company's oil and natural gas properties, pipeline and related facilities, drilling rigs, machinery and equipment, buildings, leasehold improvements, office equipment and land.

Fixed Asset Reconciliation:
Fixed Asset Book Value at Beginning of Month (a) (b)	$245,488,480
Minus: Depreciation Expense	(1,166,833)
Plus: New Purchases	1,581,183
Plus/Minus: Adjustments or Write-downs *	(207,932)
Ending Monthly Balance	$245,694,898
*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable. The Company sold vehicles, computer equipment and wrote down the value of inventory during the reporting period.
BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD: Capitalized interest, leasehold costs, capitalized G&A, intangible drilling costs, and well equipment.
(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-7

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning July 1, 2013 Period ending July 31, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity (See Exhibit V). A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

Name of Bank:	Capital One Bank	Branch:	N/A
Account Name:	GMX Resources Inc. Operating Account and Controlled Disbursement Account	Account Number:	XXXXXX7607 (Operating and Sweep Account) XXXXX1752 (Disbursements Account)

PURPOSE OF ACCOUNT: OPERATING

Ending Balance per Bank Statement	$2,121,751
Plus: Total Amount of Outstanding Deposits	94,859
Minus: Total Amount of Outstanding Checks and Other Debits *	(429,272)
Minus Service Charges	—
Ending Balance per Check Register **(a)	$1,787,338

*Debit cards are used by: N/A

**If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date Amount Payee Purpose Reason for Cash Disbursement

N/A - No disbursements were paid in Cash

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$____N/A________Transferred to Payroll Account
$____N/A________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-8

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning July 1, 2013 Period ending July 31, 2013

NAME OF BANK: Capital One Bank BRANCH: N/A

ACCOUNT NAME: GMX Resources Inc. Operating Account and Controlled Disbursement Account

ACCOUNT NUMBER: XXXXXX7607 (Operating and Sweep Account)
XXXXX1752 (Disbursements Account)

PURPOSE OF ACCOUNT: OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE            AMOUNT

See Exhibit IV

TOTAL	$

MOR-9

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning July 1, 2013 Period ending July 31, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.

Note: The Company uses a payroll service (Paylocity) to provide payroll and does not have a separate payroll account. Total bi-weekly payroll amounts for the Company are drafted from the operating account by the payroll service and those withdrawals are included in the disbursements section of the Company's operating account.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A ACCOUNT NUMBER: N/A
PURPOSE OF ACCOUNT: PAYROLL

Ending Balance per Bank Statement                $ N/A

Plus Total Amount of Outstanding Deposits	$ N/A

Minus Total Amount of Outstanding Checks and other debits	$ N/A *

Minus Service Charges	$ N/A
Ending Balance per Check Register                $ N/A **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation: N/A
The following disbursements were paid by Cash: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date Amount Payee Purpose Reason for Cash Disbursement
N/A

The following non-payroll disbursements were made from this account:

Date Amount Payee Purpose Reason for disbursement from this account
N/A

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-10

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning July 1, 2013 Period ending July 31, 2013

Note: The Company uses a payroll service (Paylocity) to service payroll and does not have a separate payroll account. The total funds are drafted from the operating account by the payroll service and those withdrawals are included in the disbursements section of the Company's operating account.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A

ACCOUNT NUMBER: N/A

PURPOSE OF ACCOUNT: PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE             AMOUNT

N/A

TOTAL	$

MOR-11

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning July 1, 2013 Period ending July 31, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found on the United States Trustee website, http://www.justice.gov/ust/r20/index.htm.

Note: The Company does not have a separate bank account related to taxes. Taxes are withdrawn from the Company's operating account. See "Attachment 5c" below for taxes paid and "Attachment 6" below for taxes owed and due for the period.

NAME OF BANK: N/A     BRANCH: N/A

ACCOUNT NAME: N/A     ACCOUNT NUMBER: N/A

PURPOSE OF ACCOUNT: TAX

Ending Balance per Bank Statement	$ N/A
Plus Total Amount of Outstanding Deposits        $ N/A
Minus Total Amount of Oustanding Checks and other debits $ N/A *
Minus Service Charges                    $ N/A
Ending Balance per Check Register                    $ N/A **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid by Cash: ( ☐ Check here if cash disbursements were authorized by
United States Trustee)

Date	Amount Payee Purpose Reason for Cash Disbursement
N/A

The following non-tax disbursements were made from this account:

Date	Amount Payee Purpose Reason for disbursement from this account
N/A

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-12

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning July 1, 2013 Period ending July 31, 2013

Note: The Company does not have a separate check register related to taxes. Taxes are withdrawn from the Company's operating account. See below for taxes paid and "Attachment 6" below for taxes owed and due for the period.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A ACCOUNT # N/A

PURPOSE OF ACCOUNT: TAX

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE            AMOUNT

N/A

TOTAL	(d)
SUMMARY OF TAXES PAID

Payroll Taxes Paid (a)	$147,101
Sales & Use Taxes Paid (b)	—
Other Taxes Paid (c)	1,546
Total (d)	$148,647

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements
(Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-13

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
Morgan Stanley Money Market Account	N/A	N/A	N/A	$50,049
Total (a)				$50,049

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)	(Column 4)
Location of Box/Account	Maximum Amount of Cash in Drawer/Acct	Amount of Petty Cash on Hand at End of Month	Difference between (Column 2) and (Column 3)
Oklahoma City Office	N/A	$560	N/A
Total (b)		$560

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation:

$580	Supplies

Total Investments Accounts and Petty Cash (a + b) (c)	$50,609

(c)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-14

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning July 1, 2013 Period ending July 31, 2013

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return File	Tax Return Period
Texas State Comptroller	8/19/2013	Production & Severance Tax	$1,247	7/18/2013	June-2013
Texas State Comptroller	9/19/2013	Estimated Production & Severance Tax	$1,676	7/18/2013	July-2013
Barber County Treasurer	1/31/2014	Estimated Ad Valorem Taxes	$192	No filings - Billed from County	Year of 2013
Cass County Tax Collector	1/31/2014	Estimated Ad Valorem Taxes	$173	4/15/2013	Year of 2013
Harrison Central	1/31/2014	Estimated Ad Valorem Taxes	$153,563	4/15/2013	Year of 2013
Harrison County	1/31/2014	Estimated Ad Valorem Taxes	$54,154	4/15/2013	Year of 2013
Marion County, Karen Jones	1/31/2014	Estimated Ad Valorem Taxes	$1,483	4/15/2013	Year of 2013
Panola County Clerk - Tax Assesor	1/31/2014	Estimated Ad Valorem Taxes	$1,258	4/15/2013	Year of 2013
Louisiana Dept of Revenue	9/15/2013	Estimated 2012 Income Tax	$500	Not yet filed.	Year of 2012
Total			$214,245

MOR-15

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning July 1, 2013 Period ending July 31, 2013

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Description	Amount Paid	Company
Michael Rohleder	President	Salary	$32,454	GMX
		Non-Cash Restricted Stock Vesting	$971	GMX
James Merrill	Chief Financial Officer	Salary	$25,840	GMX
		Non-Cash Restricted Stock Vesting	$799	GMX
Gary Jackson	Executive Vice President Land	Salary	$25,000	GMX
		Gas Allowance	$1,750	GMX
		Non-Cash Restricted Stock Vesting	$464	GMX
Harry Stahel	Executive Vice President Finance	Salary	$23,077	GMX
		Non-Cash Restricted Stock Vesting	$428	GMX
Steve Craig	Director	Director fee	$4,167	GMX
Jon "Tucker" McHugh	Director	Director fee	$4,167	GMX

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	45	—
Number hired during the period	—	—
Number terminated or resigned during the period	2	—
Number of employees on payroll at end of period	43	—

MOR-16

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Premium Due Date
Chubb Group of Insurance Companies (Federal Insurance Company) 15 Mountain View Road Warren NJ 07059	908-903-2000	35863507	Insurance policy covering property, general liability, inland marine, pollution, commercial auto and umbrella liability	2/17/2014	N/A, all premiums have been paid in full
Great American Insurance Company 301 E. 4th Street Cincinnati, OH 45202	513-369-5000	IMP847592804	Insurance Policy covering equipment floater on owned pipe	2/17/2014	N/A, all premiums have been paid in full
First Mercury Insurance Company 26600 Telegraph Road Southfield MI 48033	248-358-4010	TXEX000000598201	Insurance policy covering commerical excess liability	2/17/2014	N/A, all premiums have been paid in full
National Union Fire Ins. Co. C/O Chartis 175 Water Street, 9th Floor NY, NY 10038	212-770-7000	17180256	Directors and officers liability insurance	2/17/2014	N/A, all premiums have been paid in full
US Speciality Insurance Company 8144 Walnut Hill Lane Dallas TX 75231	713-744-3700	14MGU13A28644	Excess directors and officers liability insurance	2/17/2014	N/A, all premiums have been paid in full
Zurich American Insurance Co. 1400 American Lane Schaumburg, IL 60195	1-800-987-3373	WC9280982	Workers compensation and employers liability	12/22/2013	N/A, all premiums have been paid in full
Travelers Casualty and Surety Company of America One Town Square, Hartford, CT 06183	1-800-842-5075	105536833	Crime, fidelity insurance, employment practices & fiduciary liability	12/22/2013	N/A, all premiums have been paid in full

MOR-17

Lloyd's of London c/o Continental Energy Specialist, L.P P.O. Box 689 Fulshear TX 77441	281-533-9067	CESEP12290	Operators extra expense policy	8/8/2013	N/A, all premiums have been paid in full
Lincoln National Life Insurance Company 8801 Indian Hills Drive Omaha NE 68114	402-361-7300	403001143	Group term life; accidental death & dismemberment and short-term disability	10/31/2013	N/A, all premiums have been paid in full
Vision Services Plan, Inc. Oklahoma	918-398-2600	30010641	Employee vision insurance	10/31/2013	N/A, all premiums have been paid in full
BlueCross BlueShield of Oklahoma	1-800-942-5837	Y01585	Group health insurance	10/31/2013	N/A, all premiums have been paid in full
Delta Dental	405-607-2100	939600001	Group dental insurance	10/31/2013	N/A, all premiums have been paid in full

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse
N/A for this period

Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-18

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

N/A for this period

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before (see note below) .

Note: The Company is conducting a 363 asset sale. The Asset Purchase Agreement was signed May 15, 2013

MOR-19

Exhibit I
GMX Resources Inc.
Balance Sheet

ASSETS	July 31, 2013
CURRENT ASSETS:
Cash and cash equivalents	$1,839,939
Short term investments	—
Accounts receivable - interest owners	7,558,919
Accounts receivable - oil and natural gas revenues	8,294,246
Accounts receivable - intercompany	22,513,759
Inventories	32,375
Prepaid expenses and deposits	2,690,561
Assets held for sale	409,579
Total current assets	43,339,378

OIL AND NATURAL GAS PROPERTIES, BASED ON THE FULL COST METHOD
Properties being amortized	706,396,208
Properties not subject to amortization	137,851,766
Less accumulated depreciation, depletion and impairment	(611,388,474)
232,859,500

PROPERTY AND EQUIPMENT, AT COST, NET	12,835,399
DERIVATIVE INSTRUMENTS	—
OTHER ASSETS	9,588,525
Investment in Sub/Intercompany	26,033,988
TOTAL ASSETS	$324,656,790

LIABILITIES AND SHAREHOLDERS' EQUITY	July 31, 2013
CURRENT LIABILITIES
Accounts payable	$23,953,391
Accounts payable - Intercompany	13,464,372
Other Accrued Expenses	10,822,806
Accrued interest	35,503,691
Revenue distribution payable	2,352,475
Short-term derivative instruments	1,942,069
Current maturities of long-term debt	10,025,750
Total current liabilities	98,064,554

LONG-TERM DEBT, LESS CURRENT MATURITIES	411,079,732
OTHER LIABILITIES	2,462,283

SHAREHOLDERS' EQUITY
9.25% Series B Cumulative Preferred Stock	3,177
Common Stock	98,062
Additonal paid-in capital	718,227,923
Retained earnings (Accumulated deficit)	(906,485,433)
Accumulated other comprehensive income, net of taxes	1,206,492
Total GMX shareholders' equity	(186,949,779)
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$324,656,790

MOR-20

GMX Resources Inc.
Income Statement

July 31, 2013

O&G sales	$2,899,167
Derivatives	373,650
TOTAL REVENUES	3,272,817

COSTS AND EXPENSES
Lease operating	684,536
Production taxes	169,387
Depreciation, depletion and amortization	1,175,033
General and administrative	2,224,322
Total expenses	4,253,278

OPERATING INCOME	(980,461)

NON-OPERATING INCOME (EXPENSE)
Interest expense	(4,573,605)
Interest and other income	(18,287)
Total non-operating expense	(4,591,892)

Income (loss) before income taxes	(5,572,353)

PROVISION (BENEFIT) FOR INCOME TAXES	127,041

NET INCOME (LOSS)	(5,699,394)
Net income attributable to noncontrolling interest	44,956

NET INCOME APPLICABLE TO GMX	(5,744,350)
Preferred stock dividends	612,183

NET INCOME (LOSS) APPLICABLE TO COMMON SHAREHOLDERS	$(6,356,533)

MOR-21

Post Petition Accounts Payable in the Current Reporting Month

Exhibit II

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
4/1/2013	121	IHS Global Inc.	License Fees	$83,756.00
4/2/2013	120	Netjets Aviation, Inc	Travel Meals & Entertainment	55,318.00
4/2/2013	120	The CIT Group/Equipment	Travel Meals & Entertainment	24,390.08
4/5/2013	117	C & C Oilfield Services, LLC	8/8 Lease Operating Expense	350.97
4/5/2013	117	NCH Corporation	Operating Expense - Pipeline	23,184.87
4/9/2013	113	Helmerich & Payne	8.8 Intang Completion Costs	20,986.25
4/10/2013	112	BUSY BEES HOT OIL, INC	8.8 Workover Expense	1,025.00
4/17/2013	105	Bank Of America Lockbox Serv.	Bank Charges	31,000.00
4/22/2013	100	SUPER HEATERS OF NORTH DAKOTA,	8.8 Intang Completion Costs	25,032.00
4/30/2013	92	Netjets Aviation, Inc	Travel Meals & Entertainment	701.50
5/1/2013	91	Globenewswire, Inc	Investor and Director Expense	3,750.00
5/1/2013	91	Moody's Investors Service	Consulting and Prof Fees	14,500.00
5/2/2013	90	Netjets Aviation, Inc	Travel Meals & Entertainment	55,318.00
5/6/2013	86	Gulf States Transmission Corp	Gas Transportation Fees	23,405.00
5/8/2013	84	Devon Energy Production Co.	8/8 Lease Operating Expense	965.50
5/10/2013	82	C & C Oilfield Services, LLC	8/8 Lease Operating Expense	350.97
5/10/2013	82	CACHE TRUCKING	8.8 Intang Completion Costs	5,270.00
5/11/2013	81	GREENLIGHT ENERGY SERVICES	8.8 Workover Expense	400.00
5/13/2013	79	Continental Resources, Inc.	8/8 Lease Operating Expense	22,826.00
5/13/2013	79	GREENLIGHT ENERGY SERVICES	8.8 Workover Expense	1,107.75
5/14/2013	78	CACHE TRUCKING	8.8 Intang Completion Costs	2,227.50
5/14/2013	78	MLB Consulting, LLC	8.8 Intang Completion Costs	(4,850)

MOR-22

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
5/15/2013	77	Bank Of America Lockbox Serv.	Gas Marketing	30,000.00
5/15/2013	77	CACHE TRUCKING	8.8 Intang Completion Costs	360.00
5/15/2013	77	JOHNSON VENTURES, INC.	8.8 Workover Expense	2,234.45
5/16/2013	76	Regency Intrastate Gas LP	Gas Transportation Fees	450,000.00
5/19/2013	73	GREENLIGHT ENERGY SERVICES	8.8 Intang Completion Costs	1,846.25
5/20/2013	72	Andrews Kurth, LLP	Consulting and Prof Fees	100,617.20
5/20/2013	72	Crowe & Dunlevy, P.C.	Consulting and Prof Fees	15,936.24
5/20/2013	72	Estill, Hardwick, Gable Hall	Consulting and Prof Fees	6,264.00
5/21/2013	71	Central Hydraulic, Inc.	8.8 Tang Completion Cost	45,112.20
5/23/2013	69	GREENLIGHT ENERGY SERVICES	8.8 Intang Completion Costs	1,477.00
5/28/2013	64	Direct Report Corporation	Investor and Director Expense	550.00
5/29/2013	63	CACHE TRUCKING	8.8 Intang Completion Costs	3,565.00
6/2/2013	59	The CIT Group/Equipment	Travel Meals & Entertainment	24,390.08
6/3/2013	58	Netjets Aviation, Inc	Travel Meals & Entertainment	55,318.00
6/3/2013	58	Thurmond-McGlothlin, Inc.	Operating Expense - Pipeline	80.00
6/3/2013	58	WellPro Inc.	8.8 Workover Expense	2,512.65
6/6/2013	55	Netjets Aviation, Inc	Travel Meals & Entertainment	(183,698.92)
6/7/2013	54	Devon Energy Production Co.	8/8 Lease Operating Expense	1,024.43
6/7/2013	54	Looper Reed & McGraw P.C.	Consulting and Prof Fees	13,613.10
6/11/2013	50	Gulf States Transmission Corp	Gas Transportation Fees	23,405.00
6/11/2013	50	Missouri Valley Petroleum	8/8 Lease Operating Expense	3,884.16
6/12/2013	49	B&B HOT OIL SERVICE	8.8 Workover Expense	495.00
6/13/2013	48	Continental Resources, Inc.	8/8 Lease Operating Expense	28,135.22
6/13/2013	48	NCH Corporation	Operating Expense - Pipeline	15,701.82

MOR-23

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
6/15/2013	46	Casedhole Solutions, Inc.	8.8 Workover Expense	11,261.92
6/16/2013	45	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	420.00
6/17/2013	44	Denny's Electric and Motor	8/8 Lease Operating Expense	473.00
6/17/2013	44	Regency Intrastate Gas LP	Gas Transportation Fees	465,000.00
6/17/2013	44	Shred-It USA, Inc.	General Office Expense	95.89
6/18/2013	43	Estill, Hardwick, Gable Hall	Consulting and Prof Fees	5,201.90
6/19/2013	42	Industrial Electric	8/8 Lease Operating Expense	296.00
6/20/2013	41	Andrews Kurth, LLP	Consulting and Prof Fees	98,150.10
6/20/2013	41	Crowe & Dunlevy, P.C.	Consulting and Prof Fees	14,768.10
6/20/2013	41	Industrial Electric	8/8 Lease Operating Expense	395.00
6/20/2013	41	Jefferies & Company, Inc.	Consulting and Prof Fees	25,000.00
6/20/2013	41	Looper Reed & McGraw P.C.	Consulting and Prof Fees	51,086.20
6/20/2013	41	McJunkin Red Man Corporation	8.8 Tang Completion Cost	950.73
6/21/2013	40	James Oil Well Service, Inc.	8.8 Workover Expense	1,875.13
6/21/2013	40	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	3,791.25
6/22/2013	39	James Oil Well Service, Inc.	8.8 Workover Expense	2,187.13
6/22/2013	39	Piceance Well Service, Inc	8.8 Workover Expense	76,792.00
6/23/2013	38	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	2,493.50
6/24/2013	37	Bank Of America Lockbox Serv.	Bank Charges	31,000.00
6/24/2013	37	Elynx Technologies, LLC	8.8 Tang Completion Cost	6,457.07
6/24/2013	37	Industrial Electric	8.8 Workover Expense	1,745.16
6/24/2013	37	Industrial Electric	8/8 Lease Operating Expense	444.00
6/24/2013	37	James Oil Well Service, Inc.	8.8 Workover Expense	1,958.26
6/24/2013	37	JOHNSON VENTURES, INC.	8.8 Workover Expense	2,444.90
6/24/2013	37	McJunkin Red Man Corporation	8.8 Tang Completion Cost	168.97
6/24/2013	37	Piceance Well Service, Inc	8.8 Workover Expense	10,190.00

MOR-24

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
6/24/2013	37	Shred-It USA, Inc.	General Office Expense	95.89
6/25/2013	36	Industrial Electric	8.8 Workover Expense	508.17
6/25/2013	36	Industrial Electric	8/8 Lease Operating Expense	237.50
6/25/2013	36	Mary Ann Grove	Rent and Utilities	125.00
6/25/2013	36	McJunkin Red Man Corporation	General Office Expense	54.09
6/25/2013	36	Vision Oil Tools, LLC	8.8 Workover Expense	2,441.04
6/26/2013	35	Gene Myers, of G&J Myers	Rent and Utilities	5,000.00
6/26/2013	35	Smith International, Inc.	8.8 Intangible Drilling Costs	13,457.85
6/27/2013	34	Champion Technologies, Inc.	8/8 Lease Operating Expense	6,108.27
6/27/2013	34	Express Energy Services	8.8 Workover Expense	12,346.04
6/27/2013	34	Globe Energy Services, LLC	8/8 Lease Operating Expense	3,071.00
6/27/2013	34	Helmerich & Payne	8.8 Intangible Drilling Costs	9,702.00
6/27/2013	34	James Oil Well Service, Inc.	8.8 Workover Expense	625.63
6/27/2013	34	McJunkin Red Man Corporation	8.8 Tang Completion Cost	3,273.04
6/28/2013	33	BASIN TUBIN' TESTIN'	8.8 Workover Expense	3,106.00
6/28/2013	33	C & C Oilfield Services, LLC	8.8 Workover Expense	2,921.89
6/28/2013	33	HPC Acquisition Corp.	8/8 Lease Operating Expense	7,445.17
6/28/2013	33	IHS Global Inc.	Telecomm and Computing	36.00
6/28/2013	33	Largo Gas Compression, Inc.	Operating Expense - Pipeline	1,500.00
6/28/2013	33	Piceance Well Service, Inc	8.8 Workover Expense	32,289.10
6/28/2013	33	South Gateway Tire Co. Inc.	Travel Meals & Entertainment	649.35
6/28/2013	33	Vision Oil Tools, LLC	8.8 Workover Expense	41,104.88
6/29/2013	32	Thurmond-McGlothlin, Inc.	8/8 Lease Operating Expense	160.00
6/29/2013	32	Thurmond-McGlothlin, Inc.	Operating Expense - Pipeline	400.00
6/30/2013	31	Asset Risk Management, LLC	Hedge Consulting	19,967.11
6/30/2013	31	EASYLINK SERVICES	Telecomm and Computing	(95.2)

MOR-25

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
6/30/2013	31	Elite Power LLC	8/8 Lease Operating Expense	28,707.00
6/30/2013	31	Globe Energy Services, LLC	8/8 Lease Operating Expense	2,482.50
6/30/2013	31	Piceance Well Service, Inc	8.8 Workover Expense	20,181.25
6/30/2013	31	Reddog Systems, Inc.	Telecomm and Computing	382.00
6/30/2013	31	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	6,870.00
6/30/2013	31	Solium Capital LLC	Telecomm and Computing	1,148.42
6/30/2013	31	WellEz Information	8/8 Lease Operating Expense	175.00
7/1/2013	30	DAIOHS, USA Inc	Travel Meals & Entertainment	214.22
7/1/2013	30	Harris Generator, Starter	Operating Expense - Pipeline	216.50
7/1/2013	30	M&K Hotshot & Trucking, Inc.	8.8 Intang Completion Costs	1,642.50
7/1/2013	30	M&K Hotshot & Trucking, Inc.	8.8 Workover Expense	1,423.00
7/1/2013	30	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	5,214.00
7/1/2013	30	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	1,993.50
7/1/2013	30	Shred-It USA, Inc.	General Office Expense	95.89
7/1/2013	30	Whiting Oil and Gas Corporatn	8.8 Intang Completion Costs	37,660.31
7/2/2013	29	Industrial Electric	8.8 Workover Expense	1,256.72
7/2/2013	29	McJunkin Red Man Corporation	8/8 Lease Operating Expense	53.85
7/2/2013	29	Mclain-Chitwood Office Prods	General Office Expense	18.62
7/2/2013	29	Missouri Valley Petroleum	8/8 Lease Operating Expense	6,810.98
7/2/2013	29	MLB Consulting, LLC	8.8 Workover Expense	13,717.15
7/2/2013	29	Piceance Well Service, Inc	8.8 Workover Expense	16,198.00
7/3/2013	28	ALL COPY PRODUCTS, INC.	General Office Expense	130.00
7/3/2013	28	Black Hills Trucking, Inc	General Office Expense	500.00
7/3/2013	28	Elynx Technologies, LLC	8/8 Lease Operating Expense	1,284.60
7/3/2013	28	Elynx Technologies, LLC	Operating Expense - Pipeline	945.00

MOR-26

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
7/4/2013	27	FLORES PRODUCTION SERVICES,	8.8 Workover Expense	12,854.29
7/4/2013	27	Missouri Valley Petroleum	8/8 Lease Operating Expense	585.42
7/5/2013	26	Devon Energy Production Co.	8/8 Lease Operating Expense	886.52
7/5/2013	26	Missouri Valley Petroleum	8/8 Lease Operating Expense	(3,914.16)
7/5/2013	26	NCH Corporation	Operating Expense - Pipeline	2,782.78
7/6/2013	25	Oklahoma Office Systems,	General Office Expense	97.84
7/8/2013	23	C & C Oilfield Services, LLC	8.8 Workover Expense	1,834.56
7/8/2013	23	Corbyn Hampton, PLLC	Consulting and Prof Fees	110.00
7/8/2013	23	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	5,005.00
7/8/2013	23	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	1,571.25
7/8/2013	23	Shred-It USA, Inc.	General Office Expense	109.27
7/9/2013	22	Bank Of America Lockbox Serv.	Gas Marketing	30,000.00
7/9/2013	22	Gulf States Transmission Corp	Gas Transportation Fees	23,405.00
7/9/2013	22	Mclain-Chitwood Office Prods	General Office Expense	51.94
7/9/2013	22	Missouri Valley Petroleum	8/8 Lease Operating Expense	7,126.41
7/10/2013	21	Globenewswire, Inc	Investor and Director Expense	7,500.00
7/10/2013	21	Industrial Electric	8/8 Lease Operating Expense	285.00
7/10/2013	21	JNS Trucking, Inc.	8/8 Lease Operating Expense	11,075.00
7/10/2013	21	Missouri Valley Petroleum	8/8 Lease Operating Expense	4,520.33
7/10/2013	21	Shred-It USA, Inc.	General Office Expense	351.23
7/10/2013	21	Slawson Exploration Co.,	8/8 Lease Operating Expense	99,534.61
7/11/2013	20	East Texas Copy Systems, Inc.	General Office Expense	98.65
7/11/2013	20	Echometer Company	8/8 Lease Operating Expense	105.76
7/11/2013	20	Globe Energy Services, LLC	8/8 Lease Operating Expense	3,448.30
7/11/2013	20	McJunkin Red Man Corporation	8/8 Lease Operating Expense	403.09

MOR-27

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
7/11/2013	20	Randy Williams	Travel Meals & Entertainment	86.70
7/11/2013	20	Tammy B. Rodgers	8/8 Lease Operating Expense	443.25
7/12/2013	19	C & C Oilfield Services, LLC	8.8 Workover Expense	1,117.03
7/12/2013	19	C & C Oilfield Services, LLC	8/8 Lease Operating Expense	2,412.82
7/12/2013	19	C & C Oilfield Services, LLC	General Office Expense	1,653.21
7/12/2013	19	C & C Oilfield Services, LLC	Operating Expense - Pipeline	4,688.23
7/12/2013	19	Helmerich & Payne	8.8 Intangible Drilling Costs	20,705.85
7/12/2013	19	IHS Global Inc.	Telecomm and Computing	45.00
7/12/2013	19	JNS Trucking, Inc.	8.8 Workover Expense	450.00
7/12/2013	19	JNS Trucking, Inc.	8/8 Lease Operating Expense	4,812.50
7/15/2013	16	BROOKS INDUSTRIES	General Office Expense	615.77
7/15/2013	16	JNS Trucking, Inc.	8/8 Lease Operating Expense	902.50
7/15/2013	16	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	4,838.75
7/15/2013	16	Trotter Construction, Inc.	8.8 Intangible Drilling Costs	(37,029.14)
7/15/2013	16	Wyoming Casing Service, Inc	8.8 Intangible Drilling Costs	9,600.00
7/16/2013	15	Hardesty Team	General Office Expense	568.86
7/16/2013	15	Industrial Electric	8/8 Lease Operating Expense	296.00
7/16/2013	15	McJunkin Red Man Corporation	8.8 Tang Completion Cost	(6,386.25)
7/16/2013	15	McJunkin Red Man Corporation	8/8 Lease Operating Expense	465.67
7/16/2013	15	Mclain-Chitwood Office Prods	General Office Expense	50.52
7/16/2013	15	Missouri Valley Petroleum	8/8 Lease Operating Expense	11,201.30
7/16/2013	15	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	975.00
7/16/2013	15	Shred-It USA, Inc.	General Office Expense	95.89
7/17/2013	14	Continental Resources, Inc.	8/8 Lease Operating Expense	7,833.73
7/17/2013	14	DAIOHS, USA Inc	Travel Meals & Entertainment	292.69
7/17/2013	14	Estill, Hardwick, Gable Hall	Consulting and Prof Fees	22,928.28
7/17/2013	14	JNS Trucking, Inc.	8/8 Lease Operating Expense	5,681.25

MOR-28

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
7/17/2013	14	Lufkin Industries, Inc.	Telecomm and Computing	1,158.60
7/17/2013	14	McJunkin Red Man Corporation	8.8 Workover Expense	589.37
7/17/2013	14	Penn Virginia Oil & Gas, LP	8.8 Workover Expense	1,763.81
7/17/2013	14	Wyoming Casing Service, Inc	8.8 Intangible Drilling Costs	11,000.00
7/18/2013	13	Industrial Electric	8/8 Lease Operating Expense	285.00
7/18/2013	13	JNS Trucking, Inc.	8.8 Intang Completion Costs	510.00
7/18/2013	13	JNS Trucking, Inc.	8.8 Workover Expense	555.00
7/18/2013	13	JNS Trucking, Inc.	8/8 Lease Operating Expense	5,411.25
7/18/2013	13	Randy Williams	Travel Meals & Entertainment	260.10
7/19/2013	12	AT&T Corp	Telecomm and Computing	101.13
7/19/2013	12	C & C Oilfield Services, LLC	8/8 Lease Operating Expense	223.41
7/19/2013	12	C & C Oilfield Services, LLC	General Office Expense	714.90
7/19/2013	12	C & C Oilfield Services, LLC	Operating Expense - Pipeline	2,849.03
7/19/2013	12	Century Link	Telecomm and Computing	7.88
7/19/2013	12	IHS Global Inc.	Telecomm and Computing	63.00
7/19/2013	12	Industrial Electric	8/8 Lease Operating Expense	286.00
7/19/2013	12	Pitney Bowes Global Financial	General Office Expense	200.00
7/22/2013	9	CANARY, LLC	8.8 Workover Expense	1,661.10
7/22/2013	9	Globe Energy Services, LLC	8/8 Lease Operating Expense	2,003.00
7/22/2013	9	Texas Gas Gathering	Gas Transportation Fees	64,823.92
7/23/2013	8	B&B HOT OIL SERVICE	8.8 Workover Expense	1,050.00
7/23/2013	8	DCP Midstream, LP	Intercompany Accounts	11.14
7/24/2013	7	B&B HOT OIL SERVICE	8.8 Workover Expense	787.50
7/24/2013	7	Champion Technologies, Inc.	8/8 Lease Operating Expense	6,762.23
7/24/2013	7	Looper Reed & McGraw P.C.	Consulting and Prof Fees	254,088.19
7/24/2013	7	Missouri Valley Petroleum	8/8 Lease Operating Expense	7,362.13
7/24/2013	7	Tres Management Inc.	General Office Expense	12,530.47

MOR-29

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
7/25/2013	6	Elynx Technologies, LLC	8/8 Lease Operating Expense	619.46
7/25/2013	6	Helmerich & Payne	8.8 Intangible Drilling Costs	941.18
7/25/2013	6	Mary Ann Grove	Rent and Utilities	125.00
7/25/2013	6	Mike Rohleder	Other General & Administrative	228.40
7/25/2013	6	Phillip Willits	Travel Meals & Entertainment	139.61
7/25/2013	6	Regency Intrastate Gas LP	Gas Transportation Fees	450,000.00
7/27/2013	4	Mimecast North America, Inc.	Telecomm and Computing	1,300.00
7/27/2013	4	United Parcel Service, Inc.	General Office Expense	165.74
7/29/2013	2	QUINN PUMPS NORTH DAKOTA,	8/8 Lease Operating Expense	115.50
7/29/2013	2	Tres Management Inc.	Consulting and Prof Fees	7,790.38
7/30/2013	1	James L & Elva Lou Johnston	General Office Expense	500.00
7/30/2013	1	Tyler Rohleder	Other General & Administrative	56.00

MOR-30

Pre-petition Accounts Payable Paid in the Current Reporting Month

Exhibit III

Check Date	Check No	Vendor Name	Transaction Amt on Check
7/12/2013	216084	IHS Global Inc.	1,050

MOR-31

All Disbursements for the Current Reporting Month

Exhibit IV

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
7/5/2013	216007	Andrews Kurth, LLP	EXPENSES	14,589.68
7/5/2013	216007	Andrews Kurth, LLP	GMX REORGANIZATION	392,600.40
7/5/2013	216008	BLACKHAWK ENERGY SERVICES, INC	W/O RIG	50,700.00
7/5/2013	216009	Bob's Oilfield Service, Inc.	REPLACE RECOIL ON	370.00
7/5/2013	216009	Bob's Oilfield Service, Inc.	WATCH WELL	928.00
7/5/2013	216009	Bob's Oilfield Service, Inc.	FILL IN WASHOUTS	4,208.00
7/5/2013	216009	Bob's Oilfield Service, Inc.	FILL IN WASHOUTS ON	4,218.20
7/5/2013	216009	Bob's Oilfield Service, Inc.	PLUMB IN WELLHEAD	1,794.06
7/5/2013	216009	Bob's Oilfield Service, Inc.	CUT OFF 3"-160 FLOW	141.00
7/5/2013	216009	Bob's Oilfield Service, Inc.	HAUL TUBING	259.50
7/5/2013	216009	Bob's Oilfield Service, Inc.	HAUL RODS WITH	259.50
7/5/2013	216010	C & C Oilfield Services, LLC	PUMPER	662.47
7/5/2013	216010	C & C Oilfield Services, LLC	REBUILD BIG JOE	116.47
7/5/2013	216010	C & C Oilfield Services, LLC	REPLACE FILTERS	203.64
7/5/2013	216010	C & C Oilfield Services, LLC	REPLACE LEVEL	175.49
7/5/2013	216010	C & C Oilfield Services, LLC	PUT SOAP STICK IN	227.72
7/5/2013	216010	C & C Oilfield Services, LLC	REBUILD 1" KIMRAY	263.23
7/5/2013	216010	C & C Oilfield Services, LLC	MOVE & HOOKUP H25	263.23
7/5/2013	216010	C & C Oilfield Services, LLC	DROP SOAP STICK	202.67
7/5/2013	216010	C & C Oilfield Services, LLC	FABBED & INSTALLED	680.00
7/5/2013	216010	C & C Oilfield Services, LLC	REPLACE FILTERS &	343.84
7/5/2013	216010	C & C Oilfield Services, LLC	CHECK FILTERS	87.74
7/5/2013	216010	C & C Oilfield Services, LLC	PUT ON LOW LINE	175.49

MOR-32

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
7/5/2013	216010	C & C Oilfield Services, LLC	PULL LOAD OF WATER	219.36
7/5/2013	216010	C & C Oilfield Services, LLC	TAKE 4" CHECK VALVE	85.40
7/5/2013	216010	C & C Oilfield Services, LLC	REPLACE 2-1" SEAT &	175.49
7/5/2013	216010	C & C Oilfield Services, LLC	REBUILD PG150 &	124.49
7/5/2013	216011	Computershare, Inc.	MAINT & EXPENSE	913.10
7/5/2013	216011	Computershare, Inc.	TRANSACTIONS	19.00
7/5/2013	216012	DAIOHS, USA Inc	COFFEE, CUPS &	312.79
7/5/2013	216013	DENTONS US LLP	REVIEW APA FOR OIL	26,473.00
7/5/2013	216014	Direct Report Corp.	AUDIO PLUS WEBCAST	796.50
7/5/2013	216015	EDWARDS WILDMAN PALMER LLP	GMXR CHAPTER 11	4,695.57
7/5/2013	216016	ENVIRONMENTAL RESOURCES	GMX ENV. DUE	32,098.80
7/5/2013	216017	EPIQ BANKRUPTCY SOLUTIONS	SERVICES FOR MAY	41,681.25
7/5/2013	216018	Elite Power LLC	GENERATOR RENTAL	22,260.00
7/5/2013	216019	Estill, Hardwick, Gable Hall	PROFESSIONAL	23,926.95
7/5/2013	216020	Globe Energy Services, LLC	130 BBLS SWD	1,553.50
7/5/2013	216020	Globe Energy Services, LLC	260 BBLS SWD	624.00
7/5/2013	216020	Globe Energy Services, LLC	390 BBLS SWD	936.00
7/5/2013	216020	Globe Energy Services, LLC	118 BBLS SWD	347.30
7/5/2013	216021	J-W Measurement Company	PULLED A GAS SAMPLE	1,364.00
7/5/2013	216022	JNS Trucking, Inc.	140 BBLS SWD	644.00
7/5/2013	216022	JNS Trucking, Inc.	1420 BBLS SWD	1,491.00
7/5/2013	216022	JNS Trucking, Inc.	260 BBLS SWD	260.00
7/5/2013	216022	JNS Trucking, Inc.	280 BBLS SWD	1,512.00
7/5/2013	216022	JNS Trucking, Inc.	420 BBLS SWD	903.00
7/5/2013	216022	JNS Trucking, Inc.	700 BBLS SWD	910.00
7/5/2013	216022	JNS Trucking, Inc.	HAUL PIT WATER TO	1,800.00
7/5/2013	216022	JNS Trucking, Inc.	740 BBLS SWD	740.00
7/5/2013	216022	JNS Trucking, Inc.	1150 BBLS SWD	1,207.50
7/5/2013	216022	JNS Trucking, Inc.	710 BBLS SWD	745.50
7/5/2013	216022	JNS Trucking, Inc.	560 BBLS SWD	1,848.00
7/5/2013	216022	JNS Trucking, Inc.	565 BBLS SWD	621.50

MOR-33

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
7/5/2013	216022	JNS Trucking, Inc.	425 BBLS SWD	467.50
7/5/2013	216022	JNS Trucking, Inc.	STANDBY & PUT PROD	925.00
7/5/2013	216022	JNS Trucking, Inc.	1260 BBLS SWD	1,386.00
7/5/2013	216022	JNS Trucking, Inc.	840 BBLS SWD	2,016.00
7/5/2013	216023	Jefferies & Company, Inc.	EXPENSES	23,887.76
7/5/2013	216023	Jefferies & Company, Inc.	MONTHLY FEES	100,000.00
7/5/2013	216024	Jon William (Tucker) Mchugh	MONTHLY RETAINER	4,166.67
7/5/2013	216025	Landmark Graphics	ARIES BILLING 1ST	3,013.91
7/5/2013	216026	Largo Gas Compression, Inc.	COMPRESSOR RENTAL	1,500.00
7/5/2013	216027	Lenorman Properties, LLC	OFFICE RENT	40,605.84
7/5/2013	216027	Lenorman Properties, LLC	OFFICE RENT 8TH	11,316.67
7/5/2013	216027	Lenorman Properties, LLC	TENANT BILLBACKS	200.00
7/5/2013	216028	Loblolly Tree Farm, L.P.	DAMAGE RELEASE &	400.00
7/5/2013	216029	Looper Reed & McGraw P.C.	ATTENDANCE AT	14,461.20
7/5/2013	216029	Looper Reed & McGraw P.C.	CASE ADMINISTRATION	9,216.40
7/5/2013	216029	Looper Reed & McGraw P.C.	COMMITTEE MEETINGS	5,537.20
7/5/2013	216029	Looper Reed & McGraw P.C.	EXPENSES	7,408.84
7/5/2013	216029	Looper Reed & McGraw P.C.	GENERAL	21,290.80
7/5/2013	216029	Looper Reed & McGraw P.C.	PROFESSIONAL	8,072.00
7/5/2013	216029	Looper Reed & McGraw P.C.	SALE & RELATED	50,389.60
7/5/2013	216029	Looper Reed & McGraw P.C.	COMMUNICATIONS WITH	4,369.20
7/5/2013	216029	Looper Reed & McGraw P.C.	TAX MATTERS	14,071.60
7/5/2013	216029	Looper Reed & McGraw P.C.	GENERAL LITIGATION	3,422.80
7/5/2013	216029	Looper Reed & McGraw P.C.	LEIN & CLAIM	37,469.60
7/5/2013	216029	Looper Reed & McGraw P.C.	DIP FINANCING &	4,221.20
7/5/2013	216029	Looper Reed & McGraw P.C.	EMPLOYEE & BENEFITS	31,823.20

MOR-34

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
7/5/2013	216030	MBI Energy Logistics LLC	HAUL INVERT	7,762.50
7/5/2013	216031	MBI Energy Rentals	CLEAN PREMIX TANK	2,372.48
7/5/2013	216032	Mary Ann Grove	GARBAGE SERVICE	125.00
7/5/2013	216033	McAfee & Taft	GMX BANKRUPTCY OTHER	38,667.21
7/5/2013	216034	McKENZIE COUNTY COURTHOUSE	RECORDING FEES	41.00
7/5/2013	216035	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	88.74
7/5/2013	216036	Nehls Chevrolet	VEHICLE MAINT -	14.50
7/5/2013	216037	P2ES Holdings, Inc.	BOLO MONTHLY MAINT	15,020.36
7/5/2013	216038	Paul, Weiss, Rifkind, Wharton	GMX BANKRUPTCY OTHER	455,484.55
7/5/2013	216039	Randy Williams	SODA POP	260.10
7/5/2013	216040	Lexisnexis	ONLINE & RELATED	541.00
7/5/2013	216041	Reserve Account	POSTAGE	1,000.00
7/5/2013	216042	SANDLER O'NEILL & PARTNERS LP	GMX BANKRUPTCY OTHER	100,000.00
7/5/2013	216043	SBG GRASSY BUTTE LLC	PRODUCTION WATER TO	4,034.75
7/5/2013	216044	Slawson Exploration Co., Inc.	COMPANY SUPERVISION	20.83
7/5/2013	216044	Slawson Exploration Co., Inc.	ENGR & TECH SERVICES	10.62
7/5/2013	216044	Slawson Exploration Co., Inc.	ENVIRONMENTAL/REGULA	10.22
7/5/2013	216044	Slawson Exploration Co., Inc.	EQUIPMENT RENTAL	721.87
7/5/2013	216044	Slawson Exploration Co., Inc.	INSURANCE	5.35
7/5/2013	216044	Slawson Exploration Co., Inc.	LEASE ROAD MAINT &	129.62
7/5/2013	216044	Slawson Exploration Co., Inc.	MINOR WELL W/O &	135.00
7/5/2013	216044	Slawson Exploration Co., Inc.	OVERHEAD	284.88
7/5/2013	216044	Slawson Exploration Co., Inc.	PUMPING & GAUGING	500.00
7/5/2013	216044	Slawson Exploration Co., Inc.	SWD	1,717.12
7/5/2013	216044	Slawson Exploration Co., Inc.	RPR, RPLC, &	2,741.43
7/5/2013	216044	Slawson Exploration Co., Inc.	TRUCKING & FREIGHT	205.00

MOR-35

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
7/5/2013	216045	Steven Craig	MONTHLY RETAINER	4,166.67
7/5/2013	216046	Stillwell Enterprises, Inc.	HAUL FLOCK TANK,	8,862.50
7/5/2013	216046	Stillwell Enterprises, Inc.	HAULTANK, PUMP,	8,825.00
7/5/2013	216047	Tammy B. Rodgers	7-1/16"5M, DOUBLE	545.79
7/5/2013	216048	Total Compliance Connection	DEVELOPMENT OF HR	900.00
7/5/2013	216049	U.S. Bank	LEGAL FEES	112,158.53
7/5/2013	216050	WellEz Information	WATSON A S24-11-1H	150.00
7/5/2013	216050	WellEz Information	WELLEZ REPORTING	525.00
7/5/2013	216051	Wilson Industries, LP	BUSHING, DRIVE: QD,	59.78
7/5/2013	216051	Wilson Industries, LP	BELTS-V SUPER VEE	945.75
7/5/2013	216052	Wren Oilfield Services, Inc	R/U TRUCK #334 AND	4,963.90
7/5/2013	216052	Wren Oilfield Services, Inc	R/U TRUCK #335,	6,705.00
7/11/2013	216053	Donald C Guidice & Karen L.	Lease Extensions	9,542.40
7/11/2013	216054	D. Dean Vaughn Revocable Trust	Lease Extensions	2,846.40
7/11/2013	216055	Ruth M. Vaughn Revocable Trust	Lease Extensions	12,432.00
7/11/2013	216056	Darrel A. Vaughn a/k/a	Lease Extensions	4,017.60
7/11/2013	216057	Frances G. Merritt	Lease Extensions	1,600.00
7/11/2013	216058	Office of State Lands & Invest	Lease Extensions	640.00
7/11/2013	216059	ONRR - Rental Payments	Lease Extensions	235.50
7/12/2013	216060	AT&T Corp	PHONE	96.43
7/12/2013	216061	Ameripride Services, Inc.	FLOOR MATS & MOPS	253.40
7/12/2013	216062	Andrew Allen	MEALS	49.34
7/12/2013	216062	Andrew Allen	MISC OFFICE SUPPLIES	47.76
7/12/2013	216062	Andrew Allen	HOTEL, PARKING,	364.68
7/12/2013	216062	Andrew Allen	CELL PHONE	305.15
7/12/2013	216063	Asset Risk Management, LLC	HEDGE CONSULTING	566.29
7/12/2013	216063	Asset Risk Management, LLC	HEDGE CONSULTING	6,732.71
7/12/2013	216063	Asset Risk Management, LLC	HEDGE CONSULTING	14,886.59
7/12/2013	216064	Astro-Chem Lab, Inc.	GAS ANALYSIS	550.00
7/12/2013	216065	Basin Concrete Trucking	TRASH BIN RENTAL	3,183.00
7/12/2013	216065	Basin Concrete Trucking	TANK RENTAL 04/01-19	8,382.00

MOR-36

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
7/12/2013	216065	Basin Concrete Trucking	PIT LINER REMOVAL &	1,750.00
7/12/2013	216066	Black Hills Trucking, Inc	STORAGE FOR DRILL	500.00
7/12/2013	216067	Blocker-Crossroads Water	WATER	44.20
7/12/2013	216068	Bob's Oilfield Service, Inc.	BUILD STANDS	1,274.34
7/12/2013	216069	Bowie Cass Electric	ELECTRIC 05/14-06/14	63.68
7/12/2013	216069	Bowie Cass Electric	6/4/2013	594.16
7/12/2013	216070	Brian Pollman	DATA RECOVERY	349.90
7/12/2013	216071	C & C Oilfield Services, LLC	REPLACE FILTERS	175.49
7/12/2013	216071	C & C Oilfield Services, LLC	REPLACE FILTERS,	1,375.37
7/12/2013	216071	C & C Oilfield Services, LLC	REPLACE SEAT & TRIM	350.98
7/12/2013	216071	C & C Oilfield Services, LLC	REPLACE FILTERS &	170.79
7/12/2013	216071	C & C Oilfield Services, LLC	REPAIR PVC PIPE ON	131.61
7/12/2013	216071	C & C Oilfield Services, LLC	MOW P/L ROW &	170.79
7/12/2013	216071	C & C Oilfield Services, LLC	INSTALL JUMPER FROM	263.23
7/12/2013	216071	C & C Oilfield Services, LLC	INSTALL ANOTHER	263.23
7/12/2013	216071	C & C Oilfield Services, LLC	HAUL 2-3/8" TBG AND	139.89
7/12/2013	216071	C & C Oilfield Services, LLC	HAUL 1 JNT OF	131.61
7/12/2013	216071	C & C Oilfield Services, LLC	INSTALL 4 ANCHORS	438.71
7/12/2013	216071	C & C Oilfield Services, LLC	PUT IN 1" JUMPER	175.49
7/12/2013	216071	C & C Oilfield Services, LLC	INSTALL ANCHORS IN	263.23
7/12/2013	216071	C & C Oilfield Services, LLC	TAKE 1200 GAL OF	438.71
7/12/2013	216071	C & C Oilfield Services, LLC	REPLACE 3" COLLAR	219.36
7/12/2013	216071	C & C Oilfield Services, LLC	USE BACKHOE AND	142.33
7/12/2013	216071	C & C Oilfield Services, LLC	PUMPER ROUTE 1	2,110.07
7/12/2013	216071	C & C Oilfield Services, LLC	REMOVE CATTLE &	175.49

MOR-37

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
7/12/2013	216071	C & C Oilfield Services, LLC	RUN RT 1 NORTH RT	246.50
7/12/2013	216071	C & C Oilfield Services, LLC	DROP SOAP STICKS	85.40
7/12/2013	216071	C & C Oilfield Services, LLC	LOCATE LINES TO PUT	203.64
7/12/2013	216071	C & C Oilfield Services, LLC	FREE UP A 3"	219.36
7/12/2013	216071	C & C Oilfield Services, LLC	DROP SOAP STICKS.	175.49
7/12/2013	216071	C & C Oilfield Services, LLC	TAKE TANK & FLOW	219.36
7/12/2013	216071	C & C Oilfield Services, LLC	PLUMB IN CASING TO	350.97
7/12/2013	216071	C & C Oilfield Services, LLC	CHANGE SEAT & TRIM	113.86
7/12/2013	216071	C & C Oilfield Services, LLC	DROP SOAP STICKS,	1,376.79
7/12/2013	216072	CCH Incorporated	INC TAX REGS MP-IND	235.65
7/12/2013	216073	CenterPoint Energy Gas Process	PROD MONTH MAY 2013	6,767.64
7/12/2013	216074	Century Link	SERVICE	9.64
7/12/2013	216075	Cintas Corporation	UNIFORMS	305.67
7/12/2013	216076	Cox Communications, Inc.	CABLE	93.73
7/12/2013	216076	Cox Communications, Inc.	CABLE & PHONE	1,502.62
7/12/2013	216077	Crowe & Dunlevy, P.C.	EXPENSES	3,584.23
7/12/2013	216077	Crowe & Dunlevy, P.C.	CHAPTER 11	59,072.40
7/12/2013	216078	Darrel Hardy	COMPUTER SUPPLIES	260.06
7/12/2013	216079	East Texas Copy Systems, Inc.	CONTRACT OVERAGE	54.68
7/12/2013	216080	FLOPRO SERVICES	WELL MONITORING	4,400.00
7/12/2013	216081	GATOR SERVICES, LLC	FLUSH S/W LINES	522.00
7/12/2013	216082	Globenewswire, Inc	PRESS RELEASES	3,750.00
7/12/2013	216083	XH, LLC	05/13 XTO ENERGY	6,512.24
7/12/2013	216084	IHS Global Inc.	PETRA TRAINING 3/26	1,050.00
7/12/2013	216084	IHS Global Inc.	US DATA	25.00
7/12/2013	216085	JNS Trucking, Inc.	HAUL F/W TO LOC	1,200.00
7/12/2013	216085	JNS Trucking, Inc.	HAUL PRODUCTION	7,125.65
7/12/2013	216085	JNS Trucking, Inc.	PUMPED 65 BBLS IN	420.00
7/12/2013	216085	JNS Trucking, Inc.	LOAD 120 BBLS FROM	420.00

MOR-38

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
7/12/2013	216085	JNS Trucking, Inc.	HAUL F/W TO LOCATION	556.50
7/12/2013	216085	JNS Trucking, Inc.	LOADED FROM CLEAN-UP	260.40
7/12/2013	216086	L & L Engine And Compressor	SPARK PLUGS	35.21
7/12/2013	216086	L & L Engine And Compressor	G.D. SEALS, SEAL,	3,164.19
7/12/2013	216087	Lee Graphics, Inc.	BOND PAPER	205.68
7/12/2013	216088	M&K Hotshot & Trucking, Inc.	CAT LOADER RENTAL	3,071.25
7/12/2013	216089	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	118.39
7/12/2013	216090	Mike Rohleder	MEALS	125.14
7/12/2013	216090	Mike Rohleder	DUES	1,453.26
7/12/2013	216091	NDIC	FRANK 31-4-2H C/C	100.00
7/12/2013	216092	Nehls Chevrolet	VEHICLE MAINT -	43.50
7/12/2013	216093	Nick A. Sommer	CONSULTING	15,205.00
7/12/2013	216094	Pete Mccarty Oil Co.	FUEL FOR AIR	27.68
7/12/2013	216094	Pete Mccarty Oil Co.	VEHICLE FUEL -	6,983.04
7/12/2013	216094	Pete Mccarty Oil Co.	FUEL FOR WELDER	44.70
7/12/2013	216095	Petroleum Club	JULY 2013 DUES	37.50
7/12/2013	216096	Phillip Willits	MEALS DURING	273.92
7/12/2013	216096	Phillip Willits	OBA SEMINAR	190.00
7/12/2013	216097	Princess Three Operating, LLC	W/O RIG	16,934.69
7/12/2013	216098	QUINN PUMPS NORTH DAKOTA, INC.	PUMP REPAIR	14,637.28
7/12/2013	216099	WHITE OWL PUMPING	EXTENTION CORDS &	125.34
7/12/2013	216099	WHITE OWL PUMPING	HELP CLEAN WATER	160.00
7/12/2013	216099	WHITE OWL PUMPING	RE-BALANCE UNIT	160.00
7/12/2013	216099	WHITE OWL PUMPING	JET PUMP & WELLHEAD	640.00
7/12/2013	216099	WHITE OWL PUMPING	WATER SPILL	160.00
7/12/2013	216099	WHITE OWL PUMPING	Well Service	8,500.00
7/12/2013	216100	Ricoh Americas Corporation	2012 PERSONAL	144.59
7/12/2013	216100	Ricoh Americas Corporation	2012 PROPERTY TAXES	144.59
7/12/2013	216101	Roughrider Electric	UTILITIES	2,321.07

MOR-39

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
7/12/2013	216102	Roughrider Picker & Trucking	ROLL PUMPING UNIT	1,520.00
7/12/2013	216103	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	6,112.50
7/12/2013	216104	SBG GREEN RIVER, LLC	HAUL PRODUCTION	4,286.25
7/12/2013	216105	Shred-It USA - Denver	SHREDDING	96.32
7/12/2013	216106	Solium Capital LLC	SELF-SERVE PRIMARY	1,156.95
7/12/2013	216107	Tervita LLC	JUNK MUD TO DISPOSAL	485.00
7/12/2013	216108	Thurmond-McGlothlin, Inc.	CDMA COMMUNICATIONS	480.00
7/12/2013	216109	Toledo Automotive Supply, Inc.	NAPAGOLD & BERRYMAN	43.19
7/12/2013	216110	Tres Management Inc.	ENGINEERING	6,367.81
7/12/2013	216111	Trotter Construction, Inc.	BLADE ROAD	—
7/12/2013	216111	Trotter Construction, Inc.	HAUL SCORIA TO SITE	13,246.00
7/12/2013	216111	Trotter Construction, Inc.	WATSON B N34-11-8	7,359.99
7/12/2013	216111	Trotter Construction, Inc.	WATSON A S24-11-8	7,360.00
7/12/2013	216112	United Parcel Service, Inc.	POSTAGE	490.95
7/12/2013	216113	Verizon Wireless	MOBILE PHONES	1,261.69
7/12/2013	216114	WILDBOYZ CONSULTING	GRADE D RODS	4,850.00
7/12/2013	216115	Westel, Inc.	LONG DISTANCE	52.11
7/12/2013	216116	Whiting Oil & Gas Corporation	05/13 WHITING OIL &	21,878.79
7/15/2013	216117	Danielle R. O'Brien	Land Extension	666.69
7/19/2013	216119	AT&T Corp	07/05-08/04	9,185.44
7/19/2013	216120	AT&T Datacomm, Inc.	1 YEAR AT&T	9,593.95
7/19/2013	216121	AT&T Mobility II, LLC	CELL PHONE	3,358.08
7/19/2013	216122	Allison Holman	REDD DUES FOR JULY	30.00
7/19/2013	216123	Bob's Oilfield Service, Inc.	BUILD 8 H STANDS	322.83
7/19/2013	216123	Bob's Oilfield Service, Inc.	LOAD PIPE, THREADED	2,587.00
7/19/2013	216123	Bob's Oilfield Service, Inc.	GAUGE TANKS,	1,758.00
7/19/2013	216123	Bob's Oilfield Service, Inc.	MOVE PUMP SKID TO	1,689.00
7/19/2013	216123	Bob's Oilfield Service, Inc.	INSTALL NEW MOTOR	1,038.00
7/19/2013	216123	Bob's Oilfield Service, Inc.	TOOK SHIV & HUB OFF	444.00

MOR-40

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
7/19/2013	216123	Bob's Oilfield Service, Inc.	HOOK UP 2" LINE	888.00
7/19/2013	216123	Bob's Oilfield Service, Inc.	TIGHTENED BELT ON	296.00
7/19/2013	216124	Brian Pollman	MEALS	265.61
7/19/2013	216124	Brian Pollman	TOOL BITS FOR SCREW	16.13
7/19/2013	216124	Brian Pollman	HOTEL, BAGGAGE,	1,822.30
7/19/2013	216125	Cintas Corporation	FLOOR MATS	121.65
7/19/2013	216125	Cintas Corporation	UNIFORMS	302.97
7/19/2013	216125	Cintas Corporation	UNIFORMS & FLOOR	302.97
7/19/2013	216126	Citrix Online, LLC	GOTOMEETING	195.00
7/19/2013	216127	Comcast Cable	CABLE 07/20-08/19	93.26
7/19/2013	216128	Computershare, Inc.	TRANSACTIONS	103.00
7/19/2013	216128	Computershare, Inc.	MAINT & EXPENSES	1,164.59
7/19/2013	216129	DAIOHS, USA Inc	COFFEE & FILTERS	284.07
7/19/2013	216130	DISH	CABLE	60.15
7/19/2013	216131	Darrel Hardy	SIGNS	616.96
7/19/2013	216131	Darrel Hardy	WATSON B - SIGNS	205.65
7/19/2013	216131	Darrel Hardy	WATSON A - SIGNS	205.65
7/19/2013	216132	Dynanomics Inc.	SONIC FLUID LEVEL	535.00
7/19/2013	216133	Globe Energy Services, LLC	130 BBLS SWD	2,177.50
7/19/2013	216133	Globe Energy Services, LLC	240 BBLS SWD	288.00
7/19/2013	216133	Globe Energy Services, LLC	260 BBLS SWD	1,248.00
7/19/2013	216133	Globe Energy Services, LLC	390 BBLS SWD	1,384.50
7/19/2013	216133	Globe Energy Services, LLC	488 BBLS SWD	585.60
7/19/2013	216134	Greg Ryan	MEALS	610.56
7/19/2013	216134	Greg Ryan	OFFICE SUPPLIES	37.40
7/19/2013	216134	Greg Ryan	1ST MONTH RENT ON	94.00
7/19/2013	216134	Greg Ryan	GAS FOR MOVING	110.28
7/19/2013	216134	Greg Ryan	DAPL MEMBERSHIP	65.00
7/19/2013	216135	IHS Global Inc.	POWERTOOLS NETWORK	6,200.00
7/19/2013	216135	IHS Global Inc.	WEB DIGITAL IMAGE	9.00
7/19/2013	216135	IHS Global Inc.	LAT LONGS/N LA &	10,554.00
7/19/2013	216136	JNS Trucking, Inc.	CLEAN PIT	900.00
7/19/2013	216136	JNS Trucking, Inc.	HAUL F/W TO LOC	4,518.00
7/19/2013	216136	JNS Trucking, Inc.	REMOVE WATER FROM	1,470.00

MOR-41

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
7/19/2013	216136	JNS Trucking, Inc.	HAUL PROD WATER TO	6,439.50
7/19/2013	216137	James P. Hill Distributor Inc.	CHV HDAX 5200 LA 40	3,763.94
7/19/2013	216138	Keith Leffel	MEALS	271.51
7/19/2013	216138	Keith Leffel	PETROLEUM CLUB &	825.42
7/19/2013	216138	Keith Leffel	NGEAO ANNUAL DUES	75.00
7/19/2013	216139	L & L Engine And Compressor	PARTS FOR BRUSH HOG	570.67
7/19/2013	216139	L & L Engine And Compressor	LUNCH FOR EMPLOYEES	97.39
7/19/2013	216139	L & L Engine And Compressor	SUPERVISION JUNE	25,950.00
7/19/2013	216140	MLB Consulting, LLC	SUPERVISION 06/10-11	3,265.00
7/19/2013	216140	MLB Consulting, LLC	SUPERVISION 06/06-07	3,096.00
7/19/2013	216140	MLB Consulting, LLC	SUPERVISION 06/03-04	3,096.00
7/19/2013	216140	MLB Consulting, LLC	SUPERVISION 05/29	1,548.00
7/19/2013	216141	McJunkin Red Man Corporation	MISC FITTINGS	3,921.46
7/19/2013	216141	McJunkin Red Man Corporation	2" SCH 160 BARE PIPE	655.74
7/19/2013	216141	McJunkin Red Man Corporation	2PC BALL VALVE, 90	(1,288.74)
7/19/2013	216141	McJunkin Red Man Corporation	CASE OF MOLYPLEX	77.60
7/19/2013	216141	McJunkin Red Man Corporation	SWING CHECK VALVE	177.59
7/19/2013	216142	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	79.83
7/19/2013	216143	Modular Space Corporation	BLDG RENTAL	(2,398.86)
7/19/2013	216143	Modular Space Corporation	BLDG RENTAL 07/05/13	—
7/19/2013	216143	Modular Space Corporation	DISMANTLE RENTAL	20,331.52
7/19/2013	216144	Music Mountain Water Co.	BOTTLED WATER	329.56
7/19/2013	216145	Opportune LLP	GMX RESTRUCTURE	32,027.50
7/19/2013	216146	RACHEL KRETCHMAR	7/8/2012	180.00
7/19/2013	216147	Randy Williams	OFFICE SUPPLIES	173.40
7/19/2013	216148	Lexisnexis	TX LAW OIL & GAS	270.83
7/19/2013	216149	ALLIED WASTE SERVICES #070	GARBAGE PICK UP	297.68
7/19/2013	216150	Rollie G. Farris	06/16 - 07/14	8,775.00

MOR-42

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
7/19/2013	216151	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	5,262.50
7/19/2013	216152	SBG GREEN RIVER, LLC	HAUL PRODUCTION	1,458.75
7/19/2013	216153	Shred-It USA - Denver	SHREDDING	118.19
7/19/2013	216154	Toledo Automotive Supply, Inc.	5 GAL TRA - TRACTOR	46.65
7/19/2013	216154	Toledo Automotive Supply, Inc.	HI PWR II	17.79
7/19/2013	216155	Tres Management Inc.	ENGINEERING	14,382.42
7/19/2013	216156	United Parcel Service, Inc.	POSTAGE	195.87
7/19/2013	216157	GE Capital	COPIERS & PRINTERS	11,149.64
7/19/2013	216158	Victoria Foster	REDD DUES JULY 2013	30.00
7/24/2013	216159	Oklahoma Office Systems, LLC	OFFICE SUPPLIES	521.67
7/26/2013	216160	AT&T Corp	MARSHALL OFFICE	603.59
7/26/2013	216160	AT&T Corp	PHONE	78.42
7/26/2013	216161	Answer Phone	ANSWERING SERVICE	45.00
7/26/2013	216162	B&B HOT OIL SERVICE	PUMPING AND/OR	570.00
7/26/2013	216163	BORSHEIM CRANE SERVICE	CRANE RENTAL TO	650.00
7/26/2013	216164	C & C Oilfield Services, LLC	REPAIR 4" LINE	680.00
7/26/2013	216164	C & C Oilfield Services, LLC	REMOVE OLD PIPE,	2,678.30
7/26/2013	216165	Canon Financial Services, Inc.	GRAPHICS EQUIPMENT	268.46
7/26/2013	216166	Casey Hudson	MOVE FURNITURE	562.50
7/26/2013	216167	Chapter 13 Office	GARNISHMENT	808.62
7/26/2013	216168	Cintas Corporation	UNIFORMS & FLOOR	302.97
7/26/2013	216169	Database Concepts, Inc.	LICENSING & MAINT	162.38
7/26/2013	216170	Elynx Technologies, LLC	MONITORING JUNE 2013	2,229.60
7/26/2013	216171	Gemini Solutions, Inc.	SUPPORT & UPGRADS	2,165.00
7/26/2013	216172	Globe Energy Services, LLC	130 BBLS SWD	1,709.50
7/26/2013	216172	Globe Energy Services, LLC	260 BBLS SWD	1,547.00
7/26/2013	216172	Globe Energy Services, LLC	380 BBLS SWD	456.00
7/26/2013	216172	Globe Energy Services, LLC	390 BBLS SWD	468.00

MOR-43

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
7/26/2013	216173	HIGHLANDS RANCH SELF STORAGE	STORAGE RENTAL AUG	149.00
7/26/2013	216174	Harrison County	VEHICLE	132.00
7/26/2013	216175	Hub Properties Trust	RENT	913.47
7/26/2013	216176	JNS Trucking, Inc.	SWD Disposal	150.00
7/26/2013	216176	JNS Trucking, Inc.	120 BBLS SWD	450.00
7/26/2013	216176	JNS Trucking, Inc.	140 BBLS SWD	1,115.00
7/26/2013	216176	JNS Trucking, Inc.	300 BBLS SWD	375.00
7/26/2013	216176	JNS Trucking, Inc.	420 BBLS SWD	525.00
7/26/2013	216176	JNS Trucking, Inc.	HAUL F/W TO LOC	6,271.50
7/26/2013	216176	JNS Trucking, Inc.	PUMPER	5,213.64
7/26/2013	216176	JNS Trucking, Inc.	375 BBLS SWD	1,406.25
7/26/2013	216176	JNS Trucking, Inc.	500 BBLS SWD	625.00
7/26/2013	216176	JNS Trucking, Inc.	HAUL PROD WATER TO	600.00
7/26/2013	216176	JNS Trucking, Inc.	1375 BBLS SWD	1,718.75
7/26/2013	216176	JNS Trucking, Inc.	750 BBLS SWD	1,875.00
7/26/2013	216176	JNS Trucking, Inc.	125 BBLS SWD	468.75
7/26/2013	216176	JNS Trucking, Inc.	875 BBLS SWD	1,093.75
7/26/2013	216176	JNS Trucking, Inc.	625 BBLS SWD	781.25
7/26/2013	216176	JNS Trucking, Inc.	510 BBLS SWD	637.50
7/26/2013	216176	JNS Trucking, Inc.	2175 BBLS SWD	2,718.75
7/26/2013	216176	JNS Trucking, Inc.	320 BBLS SWD	400.00
7/26/2013	216176	JNS Trucking, Inc.	SUCK UP WATER FROM	2,640.00
7/26/2013	216176	JNS Trucking, Inc.	275 BBLS SWD	687.50
7/26/2013	216176	JNS Trucking, Inc.	690 BBLS SWD	862.50
7/26/2013	216176	JNS Trucking, Inc.	405 BBLS SWD	506.25
7/26/2013	216176	JNS Trucking, Inc.	835 BBLS SWD	1,043.75
7/26/2013	216176	JNS Trucking, Inc.	160 BBLS SWD	200.00
7/26/2013	216176	JNS Trucking, Inc.	150 BBLS SWD	187.50
7/26/2013	216177	James Merrill	EXPENSE REIMBURSEMENT	889.13
7/26/2013	216178	Jerry M. Cluck	ANSWERING SERVICE	162.38
7/26/2013	216179	MBI Energy Logistics LLC	LOAD & HAUL TANK	471.25
7/26/2013	216180	MCKENZIE ELECTRIC	UTILITIES	830.33
7/26/2013	216181	MLB Consulting, LLC	FIELD CONSULTING	26,000.85
7/26/2013	216181	MLB Consulting, LLC	Field Consulting	4,850.00
7/26/2013	216182	McKENZIE COUNTY COURTHOUSE	RECORDING FEES -	26.00
7/26/2013	216183	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	212.00

MOR-44

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
7/26/2013	216184	Mimecast North America, Inc.	UEM ENTERPRISE,	1,300.00
7/26/2013	216185	Nehls Chevrolet	VEHICLE MAINT -	14.50
7/26/2013	216186	Nick A. Sommer	CONSULTING	16,442.50
7/26/2013	216187	Panola-Harrison Electric	ELECTRIC	10,945.29
7/26/2013	216188	Piceance Well Service, Inc	W/O RIG	18,795.00
7/26/2013	216189	QUINN PUMPS NORTH DAKOTA, INC.	REPLACED 7" TUBING	2,004.18
7/26/2013	216190	REGUS MANAGEMENT GROUP LLC	Office Rent	3,463.67
7/26/2013	216191	Lexisnexis	LAND RESEARCH	21.00
7/26/2013	216192	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	6,666.50
7/26/2013	216193	SBG GREEN RIVER, LLC	HAUL PRODUCTION	847.50
7/26/2013	216194	Safety-Kleen	HAZARDOUS WASTE	1,574.12
7/26/2013	216195	Shred-It USA - Denver	SHREDDING	95.89
7/26/2013	216196	South Gateway Tire Co. Inc.	VEHICLE MAINT -	1,388.55
7/26/2013	216196	South Gateway Tire Co. Inc.	TIRE REPAIR ON	98.87
7/26/2013	216197	Strategic Solutions Group, Inc	CONSULTING FEE	8,676.00
7/26/2013	216198	Toledo Automotive Supply, Inc.	VEHICLE MAINT -	10.46
7/26/2013	216199	United Parcel Service, Inc.	POSTAGE	130.03
7/26/2013	216200	Verian Technologies, LLC	JULY 2013 ASP FEE	2,575.00
7/30/2013	216201	RICHARD E. TURNER	COMMISSION ON SALE	2,500.00
7/30/2013	216202	United States Trustee	QUARTER 2, 2013 FEE	8,125.00
7/11/2013	ACH	Capital One	Bank Charges	101.43
7/23/2013	ACH	Capital One	Bank Charges	1,644.28
7/15/2013	See List	Payment of Oil and Gas Royalties to third parties		1,185,778.03
7/31/2013	TXFER	Endeavor Pipeline	VPP Reimbursement	979,000.00
7/31/2013	TXFER	Endeavor Gas Gathering	Compression Fees	1,349,704.96
7/15/2013	Wire	State Comptroller Texnet	GLO Royalties	1,683.53
7/2/2013	WT2249	Nationwide Trust Company	401(k) - EE	10,718.24
7/2/2013	WT2249	Nationwide Trust Company	401(k) - ER	5,215.34

MOR-45

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
7/2/2013	WT2249	Nationwide Trust Company	401(k) - LOANS	488.90
7/2/2013	WT2250	Nationwide Trust Company	401(k) - EE	1,896.30
7/2/2013	WT2250	Nationwide Trust Company	401(k) - ER	1,531.68
7/2/2013	WT2250	Nationwide Trust Company	401(k) - LOANS	177.35
7/8/2013	WT2251	Mid West Crane Service Inc.	MOVE EQUIPMENT BACK	2,445.00
7/8/2013	WT2251	Mid West Crane Service Inc.	SET GENERATOR PAD &	410.00
7/8/2013	WT2252	East Texas Exploration, LLC	MAY 2013 SKIM OIL	65,307.19
7/9/2013	WT2253	Delta Dental Of Oklahoma	JULY 2013 - DENTAL	7,346.94
7/9/2013	WT2254	George S. Newton & Assoc., Inc	Employee Insurance	2,508.30
7/10/2013	WT2255	Missouri Valley Petroleum	837.5 GAL DIESEL	(3,176.13)
7/10/2013	WT2255	Missouri Valley Petroleum	373.2 GAL DIESEL	1,434.16
7/10/2013	WT2255	Missouri Valley Petroleum	585 GAL DIESEL	2,248.09
7/10/2013	WT2255	Missouri Valley Petroleum	345 GAL DIESEL	2,637.80
7/10/2013	WT2255	Missouri Valley Petroleum	55 GAL DIESEL	208.58
7/10/2013	WT2255	Missouri Valley Petroleum	358 GAL DIESEL	1,357.67
7/10/2013	WT2255	Missouri Valley Petroleum	640 GAL DIESEL	2,427.13
7/10/2013	WT2255	Missouri Valley Petroleum	365 GAL DIESEL	1,384.22
7/10/2013	WT2255	Missouri Valley Petroleum	129.65 GAL DIESEL	986.85
7/10/2013	WT2255	Missouri Valley Petroleum	52 GAL DIESEL	197.75
7/10/2013	WT2255	Missouri Valley Petroleum	515 GAL DIESEL	1,958.49
7/10/2013	WT2255	Missouri Valley Petroleum	353 GAL DIESEL	1,342.42
7/10/2013	WT2255	Missouri Valley Petroleum	96.9 GAL DIESEL	368.49
7/10/2013	WT2256	Blue Cross Blue Shield Of Okla	JULY 2013 - MEDICAL	69,134.27

MOR-46

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
7/10/2013	WT2257	Blue Cross Blue Shield Of Okla	JULY 2013 - MEDICAL	15,099.00
7/11/2013	WT2258	Paylocity	07/12/13 PAYROLL	66,748.23
7/11/2013	WT2259	Paylocity	07/12/13 PAYROLL	149,121.13
7/11/2013	WT2260	The Lincoln National Life	JULY 2013 - LIFE	4,489.90
7/11/2013	WT2261	AFLAC, Inc.	JULY 2013 -	2,525.68
7/11/2013	WT2262	Vision Servies Plan, Inc., OK	JULY 2013 - EYE INS	1,015.59
7/1/2013	WT2267	Paylocity	06/28/13 PAYROLL	662.13
7/1/2013	WT2268	Paylocity	06/28/13 PAYROLL	168.89
7/1/2013	WT2269	Paylocity	06/28/13 PAYROLL	79.00
7/15/2013	WT2270	Ameriflex Business Solutions	COBRA ADMIN FEES	81.40
7/16/2013	WT2271	Nationwide Trust Company	401(k) - EE	13,671.44
7/16/2013	WT2271	Nationwide Trust Company	401(k) - ER	8,171.12
7/16/2013	WT2271	Nationwide Trust Company	401(k) - LOANS	493.55
7/16/2013	WT2272	Nationwide Trust Company	401(k) - EE	1,903.32
7/16/2013	WT2272	Nationwide Trust Company	401(k) - ER	1,538.70
7/16/2013	WT2272	Nationwide Trust Company	401(k) - LOANS	177.35
7/18/2013	WT2273	Texas State Comptroller	SEVERANCE TAXES FOR	1,256.43
7/23/2013	WT2277	George S. Newton & Assoc., Inc	Employee Insurance	1,956.43
7/25/2013	WT2278	Paylocity	07/26/13 PAYROLL	79,442.65
7/24/2013	WT2279	Paylocity	07/26/13 PAYROLL	167,970.89
7/30/2013	WT2281	Nationwide Trust Company	401(k) - EE	13,334.85
7/30/2013	WT2281	Nationwide Trust Company	401(k) - ER	7,834.53
7/30/2013	WT2281	Nationwide Trust Company	401(k) - LOANS	493.55
7/30/2013	WT2282	Nationwide Trust Company	401(k) - EE	1,902.09
7/30/2013	WT2282	Nationwide Trust Company	401(k) - ER	1,537.47
7/30/2013	WT2282	Nationwide Trust Company	401(k) - LOANS	177.35

MOR-47

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
7/31/2013	WT2283	CANTOR FITZGERALD SECURITIES	INTEREST & FEES ON DIP	550,000.00
				7,332,081.52

July 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Esther M. Aberle	7/15/2013	543304	886.12
Children Of Jennifer Beason	7/15/2013	543305	49.96
Children Of Barbara Carlton	7/15/2013	543306	49.96
Maryann Kleban-Shannon-LA RRP	7/15/2013	543307	1,439.49
Maryann Kleban-Shannon Trust	7/15/2013	543308	0.36
Frank E. Novy Trust	7/15/2013	543309	426.43
Stephen A. Park	7/15/2013	543310	406.37
Jo Ann Paulsen Trust	7/15/2013	543311	533.55
Caren Harvey Prothro	7/15/2013	543312	551.07
Children Of Bruce G. Roberts	7/15/2013	543313	49.96
Jennifer Anne Roberts Beason	7/15/2013	543314	109.39
Thomas C. Brown	7/15/2013	543315	117.24
Barbara Joyce Roberts Carlton	7/15/2013	543316	109.43
Amy G. Key aka Amy Key Keith	7/15/2013	543317	307.26
Frank E. Novy	7/15/2013	543318	11.44
Est Of Elizabeth J.	7/15/2013	543319	61.39
Long Properties Trust	7/15/2013	543320	86,686.13
Whiting Oil and Gas Corporatn	7/15/2013	543321	3,597.07
Burlington Resources O&G Co LP	7/15/2013	543322	18,342.19
Continental Resources, Inc.	7/15/2013	543323	1,792.44
Hess Corporation	7/15/2013	543324	6,474.83
Avalon North LLC	7/15/2013	543325	90
Dakota West Energy LLC	7/15/2013	543326	90.01
MBI Oil & Gas, LLC	7/15/2013	543327	3,409.86
(Mary) Joyce V. Wainwright	7/15/2013	542439	6,183.08
ABO Petroleum Corporation	7/15/2013	542440	88,131.91
Adam Wayne Verhalen	7/15/2013	542441	202.07
Agnes M. Verhalen	7/15/2013	542442	4,138.98
Alprentice Calvin	7/15/2013	542443	70.49
Andrew L. Beyer	7/15/2013	542444	303.28
Ann E. Rucker	7/15/2013	542445	1,615.25
Annie Mae Green Sheppard	7/15/2013	542446	142.52

MOR-48

All Disbursements for the Current Reporting Month

July 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Arkoma Bakken, LLC	7/15/2013	542447	4,093.26
Armstrong Minerals, LLC	7/15/2013	542448	232.24
Ascension Oil & Gas, LLC	7/15/2013	542449	50.71
Atkins Minerals, LLC	7/15/2013	542450	1,413.92
Atkins, Ltd. LLC	7/15/2013	542451	6,964.55
Babbit Family Partnership, Ltd	7/15/2013	542452	14,849.41
Barbara Hauck, Indiv/Heir	7/15/2013	542453	75.02
Barbara L. Verhalen Appleby	7/15/2013	542454	6,183.06
Bear Creek Energy, LLC	7/15/2013	542455	50.71
Betty F. Hester	7/15/2013	542456	106.58
Betty Verhalen	7/15/2013	542457	6,607.13
Big Sky Mineral Trust	7/15/2013	542458	97.23
Black Stone Minerals Co., LP	7/15/2013	542459	2,827.21
Bobby Joe Cooks, Jr.	7/15/2013	542460	63.12
Brad Verhalen	7/15/2013	542461	260.06
Carmona Johnston	7/15/2013	542462	7,117.55
Carter Wooten Rountree	7/15/2013	542463	146.54
Cecil I & Georgine A Murray	7/15/2013	542464	7,809.64
Charles Walker	7/15/2013	542465	71.26
Charley M. Lester, Jr. D.D.S.	7/15/2013	542466	254.54
China Galland aka	7/15/2013	542467	588.99
Christal Hasdorff	7/15/2013	542468	61.66
Christopher Lance Walters	7/15/2013	542469	588.99
Clara Hughes	7/15/2013	542470	64.12
Clarence Sneed	7/15/2013	542471	64.12
Clark Nolan Turney And	7/15/2013	542472	5,062.34
Collins C. Diboll Pvt. Fndn.	7/15/2013	542473	10,724.15
Cowden Capital Investments LP	7/15/2013	542474	104.02
Craig F. Anderson	7/15/2013	542475	1,781.43
Cynthia Cavness Williams	7/15/2013	542476	68.57
Dale Lawrence Harvey	7/15/2013	542477	551.16
Danielle Jeanen Butler	7/15/2013	542478	51.26
Dean George Murray	7/15/2013	542479	365.16
Debra Sue McKay	7/15/2013	542480	73.32
Diane Verhalen	7/15/2013	542481	202.07
Dolores George Lavigne	7/15/2013	542482	5,591.48
Dunver Limited Partnership	7/15/2013	542483	3,030.96
Dwayne McLane	7/15/2013	542484	61.02
Ed Don Jensen	7/15/2013	542485	171.16

MOR-49

All Disbursements for the Current Reporting Month

July 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Edward M&Barbara L Anheluk	7/15/2013	542486	110.98
Elizabeth Beasley Ingrish	7/15/2013	542487	109.51
Elizabeth Key Smith	7/15/2013	542488	598.66
Emerald Oil, Inc.	7/15/2013	542489	101.44
Emil A. Anheluk	7/15/2013	542490	69.96
Emily Bradbury	7/15/2013	542491	13,857.05
Eric L McCarty	7/15/2013	542492	55.53
Ernest F. Smith Test. Trust	7/15/2013	542493	504.21
Eugene B. Harvey Jr.	7/15/2013	542494	551.36
Evelyn Warren	7/15/2013	542495	419.91
FIG 2013 Drilling and	7/15/2013	542496	7,530.88
Faison Heathman Smith IV	7/15/2013	542497	695.82
Fedora Family Mineral Trust	7/15/2013	542498	171.23
Frank McMillin Wooten	7/15/2013	542499	146.55
Frederick James	7/15/2013	542500	76.85
Freedom Pacific Trust	7/15/2013	542501	58.1
Gary Kornegay	7/15/2013	542502	1,781.43
Gayle Yvonne Riggs And	7/15/2013	542503	5,062.36
Generations Partnership	7/15/2013	542504	11,169.63
Geraldine Piatt Redditt	7/15/2013	542505	60.08
Hallard Green	7/15/2013	542506	64.12
Harry Eugene Blocker III	7/15/2013	542507	773.55
Henry Hunsicker Family, LLC	7/15/2013	542508	606.16
Holly Beyersmith	7/15/2013	542509	303.28
Howard Lange	7/15/2013	542510	1,144.06
J. Tracy Fults, Trustee	7/15/2013	542511	5,618.21
J.E. Bragg, Jr. and	7/15/2013	542512	54.2
JJS Working Interests LLC	7/15/2013	542513	1,154.13
James B. Haynes, Jr.	7/15/2013	542514	2,794.61
James Cooks	7/15/2013	542515	63.12
James Ford Harvey	7/15/2013	542516	551.36
James G. Sansing	7/15/2013	542517	90.94
Jane D. Harvey Parker	7/15/2013	542518	551.16
Jenny V. Stinson	7/15/2013	542519	606.16
JoAnn A. Lane	7/15/2013	542520	55.64
John B. Verhalen	7/15/2013	542521	1,615.25
John H. Denson, Sr.	7/15/2013	542522	466
John L. Beyer, III	7/15/2013	542523	303.28
John Mark Blocker	7/15/2013	542524	668.88

MOR-50

All Disbursements for the Current Reporting Month

July 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
John Stewart Harvey	7/15/2013	542525	551.16
Johnetta Butler Johnson	7/15/2013	542526	82.9
Kameshia Calvin	7/15/2013	542527	70.49
Kevin Anderson	7/15/2013	542528	1,781.43
Knapp Oil Corporation	7/15/2013	542529	286.41
Laura Ann Holman And	7/15/2013	542530	5,062.35
LeAnn Butler Robinson	7/15/2013	542531	51.19
Lekita Haggerty	7/15/2013	542532	64.12
Leo Daniel Butler, Jr.	7/15/2013	542533	51.21
Lochridge Minerals LLC	7/15/2013	542534	4,627.97
MAP2009-OK	7/15/2013	542535	1,506.83
Margaret F. Marczuk	7/15/2013	542536	50.38
Margaret McCarty Hamilton	7/15/2013	542537	55.53
Mark Verhalen	7/15/2013	542538	265.24
Mary Margaret Verhalen Scott	7/15/2013	542539	3,105.54
Mary W. Williams	7/15/2013	542540	71.24
Michael Marczuk, Indiv/Heir	7/15/2013	542541	71.09
Monad Werner, LLC	7/15/2013	542542	1,396.16
Monte Sandvick and	7/15/2013	542543	54.2
Myco Industries, Inc.	7/15/2013	542544	311.04
Nancy E. Davis	7/15/2013	542545	75.61
Nancy Franklyn Beyer Trust,	7/15/2013	542546	300.93
Nannette Green Davis	7/15/2013	542547	60.71
Oil Field Girls, Ltd.	7/15/2013	542548	711.8
Ollie M. Jordan	7/15/2013	542549	543.96
Orestus Cavness Jr.	7/15/2013	542550	68.54
Otis Cooks	7/15/2013	542551	63.12
Patricia Ann Huyer Hollis	7/15/2013	542552	55.64
Peter C. Coggeshall, Jr.	7/15/2013	542553	20,292.19
QPC 3, LP	7/15/2013	542554	6,430.78
Ralph O. Harvey, III	7/15/2013	542555	551.35
Randee B. Johnson	7/15/2013	542556	202.07
Raymond P. Verhalen, III	7/15/2013	542557	1,515.47
Raymond Stuart Harr	7/15/2013	542558	202.07
Renrew Minerals, LTD	7/15/2013	542559	2,793.85
Richard Foster Mays	7/15/2013	542560	248.63
Robert D. Blocker, Jr.	7/15/2013	542561	2,322.06
Robert Vernon Blakey, Sr.	7/15/2013	542562	10,341.41
Ronnie Cole	7/15/2013	542563	2,720.10

MOR-51

All Disbursements for the Current Reporting Month

July 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Ruby J. Wilson	7/15/2013	542564	148.86
S&C Properties	7/15/2013	542565	98.34
Sandra V. Floyd	7/15/2013	542566	606.14
Sandra Verhalen Skevington	7/15/2013	542567	202.07
Sharon Fults Non Exempt Trust	7/15/2013	542568	4,564.49
Sierra Land Services	7/15/2013	542569	677.79
Simeon Frances Wooten, III	7/15/2013	542570	146.54
Singer Bros. LLC	7/15/2013	542571	16,272.75
Sklarco L.L.C.	7/15/2013	542572	1,528.32
Sool, Ltd.	7/15/2013	542573	6,430.78
Southwest Petroleum Co. L.P.	7/15/2013	542574	427.78
State of ND acting by/through	7/15/2013	542575	16,899.19
State of ND acting by/through	7/15/2013	542576	3,840.61
Stephen G. Verhalen, Jr.	7/15/2013	542577	1,615.37
Strategem Resources, LLC	7/15/2013	542578	232.24
Susie G. Fults Family Trust	7/15/2013	542579	9,129.03
Suzanne Verhalen Padgett	7/15/2013	542580	1,178.03
The Armstrong Corporation	7/15/2013	542581	74,637.43
Thomas Kennedy	7/15/2013	542582	3,827.27
Thomas Luke Verhalen	7/15/2013	542583	202.07
Todd Murray	7/15/2013	542584	365.16
Tommy Weems	7/15/2013	542585	2,195.54
Tracy Snyder	7/15/2013	542586	5,572.77
Vernon Ray Berry	7/15/2013	542587	155.09
Violet Cooks Ellis	7/15/2013	542588	63.12
Vondia Cooks Pickney	7/15/2013	542589	63.12
Walter G. Verhalen, III	7/15/2013	542590	260.07
Wanda A. Young	7/15/2013	542591	84.66
Ware Development LLC	7/15/2013	542592	11,289.10
Wayne Parks Turney	7/15/2013	542593	5,062.35
Westco Family Ltd Partnership	7/15/2013	542594	758.35
William M. Huffman	7/15/2013	542595	2,181.48
Yates Petroleum Corporation	7/15/2013	542596	15,859.26
Yvette Butler Cooper	7/15/2013	542597	51.2
f/b/o Clarence N. Schwab	7/15/2013	542598	30,148.46
1st Church Of Christ Scientist	7/15/2013	542599	2,624.40
2009 Horton Family Trust	7/15/2013	542600	690.48
A.G.S. Limited Partnership	7/15/2013	542601	64.6
A.K. Lacy	7/15/2013	542602	1,250.63

MOR-52

All Disbursements for the Current Reporting Month

July 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Agious Manning III	7/15/2013	542603	138.56
Alan M. Villiers	7/15/2013	542604	427.07
Albert James Williams	7/15/2013	542605	274.8
Albert Watkins Key	7/15/2013	542606	523.8
Albert Williams	7/15/2013	542607	198.47
Alfred Cameron Mitchell	7/15/2013	542608	384.37
Alfred E. Lacy Jr	7/15/2013	542609	1,250.63
Alfred F. Daech	7/15/2013	542610	134.8
Alger Hyatt	7/15/2013	542611	90.38
Alice Jones	7/15/2013	542612	146.32
Allan John Kasian	7/15/2013	542613	55.17
Allison Renee Williams	7/15/2013	542614	57.54
Alton Leroy Richardson	7/15/2013	542615	216.2
Amber H. Shaw	7/15/2013	542616	74.16
Amy Dreyer Blake	7/15/2013	542617	76.78
Amy P. Evoniuk	7/15/2013	542618	432.09
Anderson-Taylor Family	7/15/2013	542619	1,537.76
Andreu Lawrence Wiltse, Jr.	7/15/2013	542620	351.63
Andrew J. Brune	7/15/2013	542621	1,386.19
Anesia McGee Freeman c/o	7/15/2013	542622	52.15
Anesya H. Newton	7/15/2013	542623	837.54
Angela Linburg	7/15/2013	542624	551.91
Anita G. Kuntz	7/15/2013	542625	1,259.59
Ann Brown Shanks	7/15/2013	542626	1,655.76
Ann J. Wood	7/15/2013	542627	306.6
Anne N. Kelly Rev Tr UTA dtd	7/15/2013	542628	555.88
Annette Luedecke	7/15/2013	542629	254.66
Annie K. Howard	7/15/2013	542630	55.47
Annie L. Stiles Annuity Trust	7/15/2013	542631	845.63
Annie Marie Thomas	7/15/2013	542632	302.65
Annie Mosley	7/15/2013	542633	65.03
Annie R. Lane Fisher	7/15/2013	542634	76.98
Anton & Myrtle C. Kapus	7/15/2013	542635	163.23
Apex Royalties, Inc.	7/15/2013	542636	460.47
Armenia Lester Hawkins	7/15/2013	542637	83.55
Ashley Bowens	7/15/2013	542638	57.26
Avery Thomas	7/15/2013	542639	69.01
BG US Production Company, LLC	7/15/2013	542640	5,430.87
BHCH Mineral, Ltd.	7/15/2013	542641	523.25

MOR-53

All Disbursements for the Current Reporting Month

July 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
BP America Production Company	7/15/2013	542642	6,230.64
BR Royalty LLC	7/15/2013	542643	1,207.55
Bakken HBT, LP	7/15/2013	542644	1,503.59
Baldwin Mineral Trust	7/15/2013	542645	68.06
Banister Willis	7/15/2013	542646	117.1
Barbara B. and Byron B. Booth	7/15/2013	542647	6,376.15
Barbara Lester Jordan	7/15/2013	542648	177.86
Barbara Steeg Midlo	7/15/2013	542649	696.38
Barbara W. Sorenson Rev. Trust	7/15/2013	542650	480.43
Barbara Young Thompson	7/15/2013	542651	69.01
Barton Bailey Greer	7/15/2013	542652	93.08
Benigene Hart	7/15/2013	542653	205.34
Benjamin D. Agnor	7/15/2013	542654	251.38
Benjamin Lange and Beth Lange	7/15/2013	542655	1,132.53
Bennie Jean McGee Collins	7/15/2013	542656	52.1
Bennie Jewell Shaw Taylor	7/15/2013	542657	69.73
Bernadette Rose Roller	7/15/2013	542658	777.43
Bertha M. Cooper	7/15/2013	542659	75.67
Bettie Scott Youree Park FDTN	7/15/2013	542660	1,260.09
Betty Hain	7/15/2013	542661	251.25
Betty Lou Young	7/15/2013	542662	78.61
Beverly A. Hasdorff	7/15/2013	542663	94.18
Bill Rudd, Inc. DBA	7/15/2013	542664	2,775.65
Billy Earl Adams	7/15/2013	542665	117.08
Billy Williams	7/15/2013	542666	198.47
Black Mountain Royalty	7/15/2013	542667	59.09
Bob Perkins, Jr.	7/15/2013	542668	102.66
Bonnie G. Smith	7/15/2013	542669	125.95
Brad R. Duhon	7/15/2013	542670	723.28
Braden C. Despot	7/15/2013	542671	723.28
Brenda Greer Foster	7/15/2013	542672	279.17
Brenda Hayner Moon	7/15/2013	542673	9,215.30
Brenda J. Veasley	7/15/2013	542674	55.47
Brenda Lester Bell	7/15/2013	542675	473.11
Brenda Manning Everitt	7/15/2013	542676	115.75
Brenda Russell Williams	7/15/2013	542677	1,026.63
Brendon Blincoe	7/15/2013	542678	323.18
Bresco, Inc.	7/15/2013	542679	337.02
Brett C. Barton	7/15/2013	542680	114.07

MOR-54

All Disbursements for the Current Reporting Month

July 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Bruce Graham Roberts	7/15/2013	542681	160.07
Bruce Tomchuk	7/15/2013	542682	81.89
Bryan Tomchuk	7/15/2013	542683	81.89
C. Bradley Wilson Rev. Trust	7/15/2013	542684	76.92
Caddo Minerals, Inc.	7/15/2013	542685	76.4
Cal Farley's Boys Ranch	7/15/2013	542686	2,768.44
Camille Hampton	7/15/2013	542687	79.23
Canadian Kenwood Company	7/15/2013	542688	975.17
Candyce James Alexander	7/15/2013	542689	598.42
Candyce W. Evertson	7/15/2013	542690	1,011.04
Carl Marks	7/15/2013	542691	193.76
Carlos Wayne Cullom	7/15/2013	542692	55.2
Carol Ann Hirsch Freirich	7/15/2013	542693	161.57
Carol Frank	7/15/2013	542694	796.73
Carol Freyer Bayer	7/15/2013	542695	93.37
Carol Worsham	7/15/2013	542696	146.57
Carolyn E. Moore	7/15/2013	542697	59.12
Carolyn F. Underwood	7/15/2013	542698	204.72
Carolyn M. Curry	7/15/2013	542699	86.3
Carolyn Verhalen	7/15/2013	542700	514.19
Carolyn Williams	7/15/2013	542701	198.47
Cathy Cornelius Gaas	7/15/2013	542702	2,809.65
Cecil Manning	7/15/2013	542703	65.03
Cecilia M. Taylor	7/15/2013	542704	86.3
Chad Lee Cargill	7/15/2013	542705	187.62
Chadwick T. Crist	7/15/2013	542706	682.67
Charlene K. Williams	7/15/2013	542707	917.35
Charles E. Denson, Sr.	7/15/2013	542708	384.99
Charles E. Mercer Jr.	7/15/2013	542709	2,551.76
Charles Marion Bradshaw III	7/15/2013	542710	986.33
Charles R. Lester And	7/15/2013	542711	290.27
Charles Turner	7/15/2013	542712	252.76
Charles Williams	7/15/2013	542713	198.47
Charline Thompson	7/15/2013	542714	368.47
Chevron North America	7/15/2013	542715	76.91
Cheyenne Royalties, LLC	7/15/2013	542716	379.58
Choctaw Energy Ltd.	7/15/2013	542717	105.18
Christopher J. Evoniuk	7/15/2013	542718	1,061.51
Christopher Wahus	7/15/2013	542719	102.36

MOR-55

All Disbursements for the Current Reporting Month

July 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Clara Lentz Westmoreland	7/15/2013	542720	552.5
Clark Interests, L.L.C.	7/15/2013	542721	1,568.51
Claud Pope Lane	7/15/2013	542722	57.06
Claude Brooks	7/15/2013	542723	102.66
Clay S. Carlile	7/15/2013	542724	50.53
Clifford Cole, Jr.	7/15/2013	542725	139.37
Coletta Lester Davis	7/15/2013	542726	83.55
Collin Jones	7/15/2013	542727	198.66
Collin Serhienko	7/15/2013	542728	664.57
Columbia Enterprises	7/15/2013	542729	1,084.91
Come Big or Stay Home, LLC	7/15/2013	542730	286.16
Concho Royalty Company, LP	7/15/2013	542731	178.59
Connie Raylene Brooks	7/15/2013	542732	340.03
Connie Schaper	7/15/2013	542733	664.57
ConocoPhillips Company	7/15/2013	542734	744.26
Corey Alexander	7/15/2013	542735	56.31
Coronado Resources 2013 LP	7/15/2013	542736	219.43
Coronado Resources LP	7/15/2013	542737	528.42
Curtis Dartson	7/15/2013	542738	52.15
Cynthia Lester Howell Morris	7/15/2013	542739	151.05
D. H. Snyder, IV	7/15/2013	542740	54.75
D.J. Stuber Land & Royalty Tr	7/15/2013	542741	210.64
DNU Dale Williston Minerals	7/15/2013	542742	348.81
Dale G. Evoniuk	7/15/2013	542743	667.77
Dale Williston Minerals	7/15/2013	542744	94.39
Dallas District Church	7/15/2013	542745	1,248.73
Dana D. Reaud c/o	7/15/2013	542746	55.84
Daniel Finley	7/15/2013	542747	198.29
Daniel Wayne Williams	7/15/2013	542748	91.99
Danny Ray Sasser	7/15/2013	542749	486.24
Darrell Manning	7/15/2013	542750	65.03
David Bernard Leffall	7/15/2013	542751	56.98
David Dickson Corley	7/15/2013	542752	169.42
David V. Kubas	7/15/2013	542753	164.65
David Wahus	7/15/2013	542754	213.6
Dayton Lewis Cargill Trust	7/15/2013	542755	253.25
Dean & Gail Gudahl Trust	7/15/2013	542756	280.33
Dean Hartman	7/15/2013	542757	2,694.87
Dearl Rayford Moore	7/15/2013	542758	55.2

MOR-56

All Disbursements for the Current Reporting Month

July 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Deborah Lynn Sinclair Caudle	7/15/2013	542759	276.26
Deborah Shaw Johnson	7/15/2013	542760	219.94
Dennis Ross Klambach	7/15/2013	542761	64.31
Denver and Mary Thompson	7/15/2013	542762	3,492.29
Desert Partners IV, L.P.	7/15/2013	542763	677.15
Dianne Glovatsky	7/15/2013	542764	204.72
Dianne Mann	7/15/2013	542765	690.51
Dianne N. Hancock & J. Wayne	7/15/2013	542766	218.35
Doll McGee & Dollie Currie, JT	7/15/2013	542767	64.37
Dolores A. Tibiletti	7/15/2013	542768	254.66
Dolph Crawley	7/15/2013	542769	205.34
Don J. Kuntz	7/15/2013	542770	408.88
Don Trotter, et ux	7/15/2013	542771	91.22
Donald Earle Hudson II	7/15/2013	542772	80.11
Donald Hyatt	7/15/2013	542773	90.38
Donald Q. Powell	7/15/2013	542774	305.9
Donald Wahus	7/15/2013	542775	854.34
Donald William Basaraba	7/15/2013	542776	777.43
Donna Black	7/15/2013	542777	690.5
Donna Marie Long	7/15/2013	542778	72.08
Donna Porter Hanes	7/15/2013	542779	64.22
Dora K. McCarty	7/15/2013	542780	53.93
Dora Mae Whitley	7/15/2013	542781	96.95
Doris Nann Mercer Chandler &	7/15/2013	542782	2,551.75
Doristine Milligan	7/15/2013	542783	106.34
Dorothy & Philip Jones	7/15/2013	542784	1,020.00
Dorothy Lee Gill Wagner or	7/15/2013	542785	293.88
Dorothy Nell Taylor	7/15/2013	542786	102.66
Dorothy Swanson	7/15/2013	542787	102.66
Dorsett Investment Trust	7/15/2013	542788	68.68
Douglas Stanley Herring	7/15/2013	542789	92.64
Dunbar Oil and Gas, Ltd.	7/15/2013	542790	190.59
Dustin Oscar Keith Cargill Tru	7/15/2013	542791	253.25
E. Baker & Associates	7/15/2013	542792	94.09
EXCO Operating Company, LP	7/15/2013	542793	5,430.88
Eagle Oil & Gas Co.	7/15/2013	542794	107.4
Earl W. Ferguson	7/15/2013	542795	437.79
East Texas Oil & Gas Rp.	7/15/2013	542796	355.92
Eckard Global, LLC	7/15/2013	542797	385.9

MOR-57

All Disbursements for the Current Reporting Month

July 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Edgar B. Lincoln	7/15/2013	542798	2,007.89
Edna Louise Bell	7/15/2013	542799	55.2
Edward Brawner	7/15/2013	542800	438.72
Edward Manning	7/15/2013	542801	65.03
Edward P. Stiles u/w/o	7/15/2013	542802	187.17
Elaine Marie Mayer	7/15/2013	542803	254.66
Elaine Woodley Harris	7/15/2013	542804	4,044.10
Eleanor J. Basaraba, a widow	7/15/2013	542805	2,594.10
Eleanor Taylor Scott	7/15/2013	542806	754.28
Elizabeth Allums Widhalm	7/15/2013	542807	56.91
Elizabeth Fillmore	7/15/2013	542808	69.01
Elizabeth J. Vidal Rev Trust	7/15/2013	542809	73.82
Elizabeth M. Richter-Chamrad &	7/15/2013	542810	523.24
Ella Basaraba	7/15/2013	542811	2,594.10
Ella Mae & Thomas P.	7/15/2013	542812	320.37
Ella Marie Marshall	7/15/2013	542813	113.44
Ella V. Reeves	7/15/2013	542814	61.92
Elmer Howard, Jr.	7/15/2013	542815	55.47
Elof G. Carlson, Trust	7/15/2013	542816	55.92
Elvin Leon Moore	7/15/2013	542817	55.2
Elvy Pharr Callies	7/15/2013	542818	1,026.63
Emma Porter Tampke	7/15/2013	542819	64.22
Emma Prokop	7/15/2013	542820	1,020.00
Energy Properties Limited	7/15/2013	542821	526.25
Erma C. Williams	7/15/2013	542822	1,114.88
Ernest & Karla Akovenko	7/15/2013	542823	1,019.99
Ernest Lane	7/15/2013	542824	59.1
Ernest Marshall, Trustee	7/15/2013	542825	50.52
Ervin Wesley Reeves	7/15/2013	542826	61.92
Estate Of Lavondro K. Morrison	7/15/2013	542827	2,117.60
Ethel Estvold Beckman	7/15/2013	542828	2,007.89
Ethel Mae Harvey	7/15/2013	542829	171.12
Etheldra A. Turner	7/15/2013	542830	70.05
Eugene Williams, Jr.	7/15/2013	542831	99.24
Eura Lee Caveness, Jr.	7/15/2013	542832	69.29
Evelyn J. Allram	7/15/2013	542833	320.37
Exxonmobil Corporation	7/15/2013	542834	7,208.44
Farrah Elise Fults Dolbey	7/15/2013	542835	1,535.88
Faulconer 2004 Ltd. Ptnrship	7/15/2013	542836	812.99

MOR-58

All Disbursements for the Current Reporting Month

July 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Faulconer Energy L.P.	7/15/2013	542837	1,442.85
Favian M. Adair, Jr.	7/15/2013	542838	207.5
Fay Levon Else	7/15/2013	542839	117.08
Faye Barnes	7/15/2013	542840	52.97
Faye Denson Watson	7/15/2013	542841	384.99
Fergus & Elizabeth Nelson	7/15/2013	542842	551
Fidelity Expl. & Prod. Company	7/15/2013	542843	2,919.22
First Church Of Christ,	7/15/2013	542844	1,312.20
Flanoy Holden Choate & Annie	7/15/2013	542845	94.39
Florence Rose Hardy	7/15/2013	542846	235.7
Francis P. Hadlock III, Dcsd.	7/15/2013	542847	225.7
Francis Paul Cullum	7/15/2013	542848	4,475.84
Francis S. Baldwin Sr. Family	7/15/2013	542849	7,024.14
Frank A. Clark, Jr.	7/15/2013	542850	76.4
Frank T. Bruce	7/15/2013	542851	137.41
Frankie Jackson Nunley	7/15/2013	542852	118.18
Frankie Mae Williams	7/15/2013	542853	151.6
Fred D. Overman	7/15/2013	542854	348.81
Frieda Sussdorf Adair	7/15/2013	542855	1,854.72
Garrett BTF Minerals, LLC	7/15/2013	542856	71.54
Gartrell Letroy Dixon	7/15/2013	542857	70.43
Gary Cooper	7/15/2013	542858	75.67
Gary Glovatsky	7/15/2013	542859	2,963.95
Gayle Hershberger	7/15/2013	542860	687.77
Gene Collier Price Gs Trust	7/15/2013	542861	56.63
General Cable Industries, Inc.	7/15/2013	542862	2,846.73
George P. Denson	7/15/2013	542863	384.99
Georgia Sanders Johnson	7/15/2013	542864	256.67
Georgia Sealey Dcsd, U/W, for	7/15/2013	542865	50.52
Gerri Calvin	7/15/2013	542866	51.32
Gerry Dean Cadenhead Fletcher	7/15/2013	542867	70.33
Gina Harrell	7/15/2013	542868	99.24
Gladys M. Ottey	7/15/2013	542869	1,385.20
Gladys Marie Lester	7/15/2013	542870	177.86
Glenn J. Nichenko	7/15/2013	542871	523.34
Good Shepherds Royalty Trust	7/15/2013	542872	210.37
Gordon W. Sangster	7/15/2013	542873	101.69
Harold Lawrence & Vanice	7/15/2013	542874	147.6
Harold Williams	7/15/2013	542875	354.53

MOR-59

All Disbursements for the Current Reporting Month

July 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Harriet Taylor Youngblood	7/15/2013	542876	925.22
Harry R. Freyer	7/15/2013	542877	1,279.48
Harvest Oil Company, LLC	7/15/2013	542878	152.52
Haward Manning, Jr.	7/15/2013	542879	65.03
Haywood W. Moseley, IV	7/15/2013	542880	112.59
Heidi C. Barton	7/15/2013	542881	114.07
Helen McGee	7/15/2013	542882	52.1
Henry J. and Barbara A. Glick	7/15/2013	542883	3,797.25
Henry L. Cooper	7/15/2013	542884	605.28
Henry McCarver	7/15/2013	542885	277.39
Herbert Milsap Youngblood	7/15/2013	542886	72.29
Hobart Rutherford Key	7/15/2013	542887	299.33
Holt Production, L.L.C.	7/15/2013	542888	3,143.09
Home on The Range For Boys	7/15/2013	542889	1,985.29
Homer T. Williams	7/15/2013	542890	198.47
Horace Manning	7/15/2013	542891	65.03
Howard Spencer Anderson	7/15/2013	542892	63.68
Hunt Oil Company	7/15/2013	542893	134.5
Iowa Holding Company,	7/15/2013	542894	2,239.87
Irish Oil & Gas Inc.	7/15/2013	542895	851.72
J. B. Rudd Estate Sara P. Rudd	7/15/2013	542896	2,775.66
J. B. Wilson	7/15/2013	542897	297.85
J. Bennett Johnston, Jr.	7/15/2013	542898	636.65
J. D. Manning	7/15/2013	542899	141.47
J. G. & Charlotte C. Thomas	7/15/2013	542900	136.9
J. R. Glennon, Inc.	7/15/2013	542901	281.46
JD Minerals	7/15/2013	542902	63.93
Jack & Lorene Akovenko	7/15/2013	542903	1,020.00
Jack Allen Perkins	7/15/2013	542904	102.66
Jack E. Price Gs Trust	7/15/2013	542905	56.62
Jackie E. Robinson	7/15/2013	542906	193.91
Jacob C. Bell Jr	7/15/2013	542907	17,315.98
Jacqueline Robinson	7/15/2013	542908	198.47
Jae Holdings, L.L.C.	7/15/2013	542909	723.28
James Brandon Cullum	7/15/2013	542910	5,034.34
James C. Abercrombie	7/15/2013	542911	151.7
James E. Manning	7/15/2013	542912	125.95
James E. Roberson	7/15/2013	542913	56.04
James Earl Perkins	7/15/2013	542914	102.66

MOR-60

All Disbursements for the Current Reporting Month

July 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
James Earl Shaw	7/15/2013	542915	69.73
James Edward Finley, Sr.	7/15/2013	542916	235.7
James Greg Wren	7/15/2013	542917	569.98
James Harold Cadenhead	7/15/2013	542918	70.33
James L & Elva Lou Johnston	7/15/2013	542919	8,084.66
James Lee Waskom, Jr.	7/15/2013	542920	125.6
James Loot	7/15/2013	542921	117.08
James Parnell Lester	7/15/2013	542922	177.86
James Spencer Jones II	7/15/2013	542923	1,325.19
James Stewart Thigpen	7/15/2013	542924	669.3
James Young &	7/15/2013	542925	1,711.43
Jane Meeks Vitrano	7/15/2013	542926	161.89
Janet L. Higgins-Jerry	7/15/2013	542927	204.72
Janet L. Novy	7/15/2013	542928	51.28
Janet Vinson	7/15/2013	542929	51.32
Janice Gipson	7/15/2013	542930	138.56
Janice M. Brooks	7/15/2013	542931	102.66
Janis Goodrich	7/15/2013	542932	252.76
Jarvis Dixon	7/15/2013	542933	50.3
Jason Wahus	7/15/2013	542934	102.36
Jeanie H. Westmoreland	7/15/2013	542935	2,158.36
Jeff F. Haich & Victoria Marie	7/15/2013	542936	777.43
Jennie Mae Shiner	7/15/2013	542937	77.63
Jenny Harlan	7/15/2013	542938	9,294.69
Jeremiah Turner Stallworth	7/15/2013	542939	169.75
Jerolene Shaw	7/15/2013	542940	74.16
Jerrell E. Terry	7/15/2013	542941	167.5
Jerry Alan Jones	7/15/2013	542942	198.66
Jerry C. Van Wert	7/15/2013	542943	96.73
Jerry E. Howard	7/15/2013	542944	55.47
Jessica Jaye Hudson	7/15/2013	542945	80.11
Jessie Anderson	7/15/2013	542946	115.75
Jessie Brooks	7/15/2013	542947	102.66
Jim Dixon, Jr.	7/15/2013	542948	171.12
Jimmy Allman & wife,	7/15/2013	542949	226.92
Jo Ann Fults Scott	7/15/2013	542950	3,026.24
Jo Anne Dixon	7/15/2013	542951	198.47
North Dakota D.H.S.	7/15/2013	542952	327.05
Joe Alton 'Jay' Greer	7/15/2013	542953	93.08

MOR-61

All Disbursements for the Current Reporting Month

July 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Joe And Robin Pollani	7/15/2013	542954	600.74
Joel R. Kay	7/15/2013	542955	323.2
Joel R. Woodley	7/15/2013	542956	1,011.04
Joel Truelove	7/15/2013	542957	1,631.02
Joetta Mayon Staggers	7/15/2013	542958	96.95
John Campbell	7/15/2013	542959	3,415.30
John Francis Van Wert Jr.	7/15/2013	542960	96.73
John Henry Mitchell	7/15/2013	542961	232.56
John Humphrey	7/15/2013	542962	52.97
John Mosely Newsom	7/15/2013	542963	2,258.06
John Payton Clark	7/15/2013	542964	76.4
John Ralph James	7/15/2013	542965	81.57
John Todaro And	7/15/2013	542966	198.62
John W. Mayer	7/15/2013	542967	254.66
John Wesley Manning, Jr.	7/15/2013	542968	118.2
John and Louise Dutchuk	7/15/2013	542969	720.56
Johnetta Frazier	7/15/2013	542970	69.01
Johnnie Marie Eila Benson	7/15/2013	542971	494.62
Johnnie Roberson	7/15/2013	542972	64.63
Johnny Ray Williams	7/15/2013	542973	198.47
Jon A. Kay	7/15/2013	542974	323.18
Josephine Williams Yancy	7/15/2013	542975	77.63
Joy Reeves Manley	7/15/2013	542976	693.36
Joyce Jeter	7/15/2013	542977	806.77
Joyce Manning Laney	7/15/2013	542978	57.93
Joyfull Leffall Short	7/15/2013	542979	56.98
Juanita (Happy) Wadlington	7/15/2013	542980	65.75
Juaquitta Culton	7/15/2013	542981	64.63
Judith M. Kutcher	7/15/2013	542982	72.98
Judy Harris	7/15/2013	542983	1,813.33
Judy Rae Fults	7/15/2013	542984	1,535.88
Jules Talmage Liston	7/15/2013	542985	114.31
Julie A. Ellison	7/15/2013	542986	125.7
Julie Snyder Diamond	7/15/2013	542987	50.78
June Jones	7/15/2013	542988	198.66
Karen Ann Elwood Jeans	7/15/2013	542989	62.82
Karen D. Fritschi	7/15/2013	542990	4,607.68
Karen K. Green	7/15/2013	542991	323.2
Katherine Rae Verhalen Maun	7/15/2013	542992	2,947.38

MOR-62

All Disbursements for the Current Reporting Month

July 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Kathryn Ann Munson	7/15/2013	542993	340.03
Kathy Jo Cline	7/15/2013	542994	777.43
Kathy Lynne Elwood McDaniel	7/15/2013	542995	62.82
Kay Kathryn McGee	7/15/2013	542996	52.1
Kelly D. Robinson, Rev Lvg	7/15/2013	542997	134.5
Ken E. Herring	7/15/2013	542998	92.65
Kenneth Cavness	7/15/2013	542999	57.76
Kenneth M. Mayer	7/15/2013	543000	254.66
Kenneth McGee	7/15/2013	543001	52.1
Kevin & Sonya Hartman	7/15/2013	543002	2,694.87
Kevin M. Brittner	7/15/2013	543003	74.52
Key Family Marital Deduction	7/15/2013	543004	375.22
Kim Karen Baskett	7/15/2013	543005	4,683.21
Kimberley Levine	7/15/2013	543006	74.52
Kimberly Patrice Williams	7/15/2013	543007	57.54
Kirby L. Dasinger &	7/15/2013	543008	52.96
Kitty McGee	7/15/2013	543009	52.1
Kresha Collier Lane	7/15/2013	543010	59.1
Kristin V. Moseley	7/15/2013	543011	112.59
Kubas Fam Min Tr dtd 4/10/1980	7/15/2013	543012	1,152.56
LCC Trust	7/15/2013	543013	50.53
LOMOCO, Inc.	7/15/2013	543014	76.4
LaDonna Sue Cullom	7/15/2013	543015	55.2
Lacy Properties, LTD.	7/15/2013	543016	127.79
Lallance A. Adair Residuary TR	7/15/2013	543017	2,472.96
Larue M. Smith	7/15/2013	543018	86.3
Laura A. Lang	7/15/2013	543019	125.7
Laura Turner	7/15/2013	543020	252.76
Lauren Curtis Irv Trust	7/15/2013	543021	72.44
Lavert Williams	7/15/2013	543022	354.54
Lawrence M. Nilsen	7/15/2013	543023	555.88
Lee Manning	7/15/2013	543024	65.03
Lela Mae Shaw Davis	7/15/2013	543025	69.73
Lena Mae Manning Scott	7/15/2013	543026	138.56
Leo C. McAfee, Jr.	7/15/2013	543027	86.3
Leon E. Wosika	7/15/2013	543028	71.19
Leonard W. Nichenko	7/15/2013	543029	509.97
Leslie Crawley Schoenfeld	7/15/2013	543030	408.87
Leta Jo Senn	7/15/2013	543031	243.44

MOR-63

All Disbursements for the Current Reporting Month

July 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Linda Kinsey	7/15/2013	543032	99.97
Linda Puryear Dominick	7/15/2013	543033	1,505.38
Linda Robinson Clark	7/15/2013	543034	76.98
Lisa Thomas	7/15/2013	543035	198.66
Littie Mae Manning Richardson	7/15/2013	543036	50.67
Lizzie Lefall Moore	7/15/2013	543037	1,030.98
Logan Resources, LLC	7/15/2013	543038	327.3
Lois E. Basaraba, a widow	7/15/2013	543039	2,223.52
Lois Helmig	7/15/2013	543040	1,707.64
Lois Jean Hirsch Luskey	7/15/2013	543041	161.57
Lola Annette Harrison	7/15/2013	543042	837.54
Lola McGee	7/15/2013	543043	52.15
Lonella Leffall	7/15/2013	543044	585.35
Loretta Akovenko	7/15/2013	543045	1,020.00
Lori Belinda London	7/15/2013	543046	151.05
Lorna Ann Matthiesen	7/15/2013	543047	285.88
Lou Ann Terry	7/15/2013	543048	551.91
Lucia R. Kendrick	7/15/2013	543049	513.3
Lucille Fields	7/15/2013	543050	146.31
Lynda Nelson (Kostenko)	7/15/2013	543051	73.78
Lynda R. Verhalen Applebaum	7/15/2013	543052	1,571.10
MAP2006-OK	7/15/2013	543053	727.33
MBI Royalties, LLC	7/15/2013	543054	181.43
MCCH, L.L.C.	7/15/2013	543055	1,568.52
MCGR Operating Company, Inc.	7/15/2013	543056	357.95
Mabel Jean Wilson	7/15/2013	543057	302.65
Malcolm Evans	7/15/2013	543058	351.62
Map2003-Net	7/15/2013	543059	305.07
Marcia Jannenga	7/15/2013	543060	204.72
Marcia Lynn Helms	7/15/2013	543061	986.33
Marcia N Anderson RevTr UTA	7/15/2013	543062	555.88
Marco Minerals	7/15/2013	543063	855.41
Margaret Ann Newsom Waits	7/15/2013	543064	2,408.60
Margaret FJ Harvey	7/15/2013	543065	256.67
Margarita Wilson	7/15/2013	543066	77.63
Mariah Bowens	7/15/2013	543067	57.26
Maribeth Turner	7/15/2013	543068	252.76
Marie Howard Woodrow	7/15/2013	543069	55.47
Marion Steeg Bustamante	7/15/2013	543070	696.38

MOR-64

All Disbursements for the Current Reporting Month

July 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Marjorie Dale Owen	7/15/2013	543071	1,934.37
Marjorie Evoniuk, a widow &	7/15/2013	543072	1,335.57
Mark D. Keys	7/15/2013	543073	146.57
Marleta Chadwick Trust	7/15/2013	543074	128.52
Martha Susan White	7/15/2013	543075	94.37
Marti O'Brien	7/15/2013	543076	986.34
Martin Luther McGee	7/15/2013	543077	52.1
Martrae L. Poindexter	7/15/2013	543078	83.55
Marty B. Kuntz-Stiedl	7/15/2013	543079	306.6
Mary Ann Cullom	7/15/2013	543080	55.2
Mary Ann Jennings	7/15/2013	543081	156.79
Mary Anne Crawley Convis, TTEE	7/15/2013	543082	136.89
Mary Black Sanders	7/15/2013	543083	648.56
Mary Elizabeth Graves	7/15/2013	543084	235.7
Mary F. James Mercer	7/15/2013	543085	1,026.26
Mary Marks Holiday	7/15/2013	543086	65.75
Mary Rose Tomchuk	7/15/2013	543087	81.89
Mary Virginia Haynes	7/15/2013	543088	251.25
Maxine Hawes	7/15/2013	543089	254.66
Mayiesha Bowens	7/15/2013	543090	57.26
McCamey Farm & Ranch, L.P..	7/15/2013	543091	387.81
Melanie Crawford	7/15/2013	543092	1,505.38
Melba Manning	7/15/2013	543093	65.03
Michael D. Prokop, a s/m	7/15/2013	543094	741.17
Michael Davis	7/15/2013	543095	354.54
Michael Dreyer	7/15/2013	543096	76.78
Michael E and Connie J Kasian	7/15/2013	543097	61.29
Michael Eugene O'Brien	7/15/2013	543098	493.18
Michael W. Basaraba	7/15/2013	543099	370.58
Michael W. Hirsch	7/15/2013	543100	80.81
Midland Trust	7/15/2013	543101	477.61
Mildred Loot	7/15/2013	543102	263.41
Millard F. Glover Family Trust	7/15/2013	543103	76.01
Miller Oil & Gas LLC	7/15/2013	543104	302.89
Miller Trust Dated 2-25-08	7/15/2013	543105	101.5
Milton Glovatsky (WI)	7/15/2013	543106	346.76
Mitchell Dreyer	7/15/2013	543107	76.78
Monte Zakopayko	7/15/2013	543108	1,046.77
Muriel Whiteside Char Trust	7/15/2013	543109	610.14

MOR-65

All Disbursements for the Current Reporting Month

July 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Myron & Sandra Romanyshyn	7/15/2013	543110	72.79
Myron B. Marks	7/15/2013	543111	1,270.42
Myrtle May Gudahl	7/15/2013	543112	249.19
NJ Schank & B Schank Irv Mn Tr	7/15/2013	543113	658.61
Nancy Calvin	7/15/2013	543114	51.32
Nancy Powers	7/15/2013	543115	687.77
Nancy Ruth Thigpen Brown	7/15/2013	543116	669.3
Nancy Wilson	7/15/2013	543117	160.15
Narvie McDonald	7/15/2013	543118	64.63
Neal B. Anderson	7/15/2013	543119	170.86
Neil W. Mohr and Judith A.	7/15/2013	543120	147.6
Nell L. Dupriest	7/15/2013	543121	78.81
Nellie May Gohlke Trust	7/15/2013	543122	63.54
Neva Nell Riney	7/15/2013	543123	65.75
Nisku Royalty, LP	7/15/2013	543124	172.92
Nortex Corporation	7/15/2013	543125	2,454.62
Northern Oil & Gas, Inc.	7/15/2013	543126	13,946.64
O.J. Holt, Jr. And Diane Holt	7/15/2013	543127	7,959.26
ONRR - Royalty	7/15/2013	543128	905.61
Olevia Cavness	7/15/2013	543129	86.63
Oretha Howard Bailey	7/15/2013	543130	55.47
Orville M. Erickson	7/15/2013	543131	3,276.04
Oscar Lee Cargill	7/15/2013	543132	759.75
Pajah Bowens	7/15/2013	543133	57.26
Pamela J. Hartwig	7/15/2013	543134	589.22
Patricia Ann Pendleton Reed	7/15/2013	543135	216.2
Patricia Ann Ramsey	7/15/2013	543136	225.7
Patricia Emily Horridge	7/15/2013	543137	481.77
Patricia Kay Malkowski, a m/w	7/15/2013	543138	777.43
Patricia Lane Hill	7/15/2013	543139	61.77
Patricia M. Owens	7/15/2013	543140	86.3
Patrick Barker	7/15/2013	543141	251.25
Patrick G. Frank and	7/15/2013	543142	796.73
Pattye Greer Garza	7/15/2013	543143	279.17
Paul D. Hess	7/15/2013	543144	56.97
Pearlie H. Cole	7/15/2013	543145	441.25
Peggie Nell Manning	7/15/2013	543146	138.56
Peggy Jane Shows	7/15/2013	543147	167.5
Pendleton G. Baldwin Jr.	7/15/2013	543148	225.7

MOR-66

All Disbursements for the Current Reporting Month

July 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Penn Royalty Company	7/15/2013	543149	184.68
Penny Star Cox	7/15/2013	543150	65.75
Petroleum Investments, Inc.	7/15/2013	543151	1,084.91
Phillip Mandel	7/15/2013	543152	193.81
Phyllis Yvonne Tucker	7/15/2013	543153	102.66
Pinebough Properties, LTD.	7/15/2013	543154	161.21
Pittsburgh Corporation Inc.	7/15/2013	543155	16,564.94
Quenion Thomas	7/15/2013	543156	69.01
RCPTX, LTD.	7/15/2013	543157	71.19
RSD Holdings, LLC	7/15/2013	543158	190.58
Ralph Marks	7/15/2013	543159	1,270.41
Ray Anthony Cullom, Jr.	7/15/2013	543160	55.2
Red Rocks Company, LLC	7/15/2013	543161	101.94
Reed/Cunningham LP	7/15/2013	543162	280.76
Reuben R. Paulsen Trust	7/15/2013	543163	57.72
Rhonda Sue Patterson Coleman	7/15/2013	543164	1,955.76
Richard Allen Hatcher	7/15/2013	543165	82.06
Richard E. Rosengarten	7/15/2013	543166	323.18
Richard Garrett Key	7/15/2013	543167	299.33
Richard Porter, Jr.	7/15/2013	543168	64.22
Richard W. Brown	7/15/2013	543169	551.91
Rickey Max Pendleton	7/15/2013	543170	216.2
Robbie Lynn Finley	7/15/2013	543171	235.7
Robby Patterson	7/15/2013	543172	51.92
Robert & Josephine Wehrung	7/15/2013	543173	712.85
Robert B. Moseley	7/15/2013	543174	112.59
Robert C. Allen	7/15/2013	543175	54.98
Robert E. Agnor	7/15/2013	543176	529.9
Robert L. Yates And	7/15/2013	543177	5,504.87
Robert M. Steeg	7/15/2013	543178	696.38
Robert Marion Allums	7/15/2013	543179	56.91
Robert T. Kalmbach	7/15/2013	543180	64.32
Robert and Margie Rather Trust	7/15/2013	543181	1,388.03
Rockie & Jeanne Kukla	7/15/2013	543182	2,395.45
Rodney McLane	7/15/2013	543183	60.7
Roger Wayne Greer, Jr.	7/15/2013	543184	93.08
Roland Leffall	7/15/2013	543185	56.98
Rommel C. Shaw	7/15/2013	543186	69.73
Ronald H. Sangster d/b/a	7/15/2013	543187	101.69

MOR-67

All Disbursements for the Current Reporting Month

July 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Roy & Margaret Berryman	7/15/2013	543188	99.77
Roy A. & Ann Basaraba	7/15/2013	543189	9,548.09
Roy G. Barton III	7/15/2013	543190	114.07
Roy Michael Basaraba	7/15/2013	543191	777.43
Roy Wendell Lester, Sr. &	7/15/2013	543192	1,537.21
Royalty Clearinghouse Prtnsp	7/15/2013	543193	1,327.21
Royce Hargrove Brown	7/15/2013	543194	1,579.30
Ruby Liston	7/15/2013	543195	78.81
Ruby Nell Manning Raven	7/15/2013	543196	138.56
Ruth E. Geinert	7/15/2013	543197	1,087.25
Ryan M. and Lisa Kuntz,	7/15/2013	543198	544.84
S & P Company	7/15/2013	543199	221.47
SR Royalty LLC	7/15/2013	543200	265.89
Sally Hesser Bates	7/15/2013	543201	170.38
Sally Van Wert Satterwhite	7/15/2013	543202	96.73
Sammie Lester Jr.	7/15/2013	543203	83.55
Samson Lone Star, LLC	7/15/2013	543204	752.7
Samuel Ray Lavender	7/15/2013	543205	251.26
Sandra Byrd	7/15/2013	543206	1,505.38
Sandra Engler Gerrie	7/15/2013	543207	7,276.76
Sandra Schaefer	7/15/2013	543208	1,020.00
Sandy River Energy LLC	7/15/2013	543209	170.66
Sara Jo Englander	7/15/2013	543210	242.38
Sarah Jean Harper	7/15/2013	543211	127.37
Sarah Wells Calvert	7/15/2013	543212	671.86
Scott A. Harris	7/15/2013	543213	1,813.33
Scott Alan Curtis	7/15/2013	543214	72.44
Scott Anderson	7/15/2013	543215	170.86
Sellars Family LLC	7/15/2013	543216	63.87
Shadwell Resources, LLC	7/15/2013	543217	1,561.76
Shannon M. Fritz	7/15/2013	543218	408.8
Sharon W. Timmons	7/15/2013	543219	284.71
Sharon Yvonne Moore	7/15/2013	543220	55.2
Sheila D. Walker	7/15/2013	543221	917.35
Sherilyn Howard	7/15/2013	543222	60.7
Sherman Perkins	7/15/2013	543223	102.66
Sherran Petroleum LLC	7/15/2013	543224	327.3
Sherry Jane Youngblood Conrad	7/15/2013	543225	925.22
Shirley Waskom Childs	7/15/2013	543226	125.61

MOR-68

All Disbursements for the Current Reporting Month

July 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Slawson Exploration Co., Inc.	7/15/2013	543227	435.13
Sonia Williams Babers	7/15/2013	543228	213.92
Stacy Ann Glasscock	7/15/2013	543229	493.18
State Of Texas	7/15/2013	543230	1,683.53
Stephanie Klym	7/15/2013	543231	777.43
Stephanie Lister	7/15/2013	543232	850.03
Stephen Matt Gose III	7/15/2013	543233	281.46
Stephen Paul Herring	7/15/2013	543234	92.65
Steven A. Kuntz	7/15/2013	543235	408.88
Steven J. Prokop	7/15/2013	543236	741.17
Susan Agnes Toye	7/15/2013	543237	243.44
Susan Blanchard	7/15/2013	543238	235.7
Susan Foster	7/15/2013	543239	285.88
Susanna Key Weiser	7/15/2013	543240	598.66
Sylvia Carrell	7/15/2013	543241	258.87
Sylvia McKay Chastain	7/15/2013	543242	240.24
T.L. & Betty Bezzerides	7/15/2013	543243	56.97
Terri L. Hasdorff	7/15/2013	543244	94.18
Terry L. McGowan	7/15/2013	543245	64.63
Texas-Ellis Properties LTD	7/15/2013	543246	64.73
The Anthony & Teresa Kessel	7/15/2013	543247	777.43
The Gose Family Trust	7/15/2013	543248	1,972.04
The Judy Tewell Trust	7/15/2013	543249	481.77
The Nancy A. Green Trust	7/15/2013	543250	125.7
The Olienyk Revoc. Living Tr.	7/15/2013	543251	2,594.10
The Pfanenstiel Company, LLC	7/15/2013	543252	2,682.74
Thelma Lois Veasley	7/15/2013	543253	55.47
Thomas Alan Schaezler	7/15/2013	543254	66.69
Thomas Fisher Key	7/15/2013	543255	299.33
Thomas H. Gose	7/15/2013	543256	279.75
Thomas Howard Thigpen	7/15/2013	543257	669.3
Thomas J. Caveness	7/15/2013	543258	259.6
Thomas Melvin Adair	7/15/2013	543259	309.11
Timothy Glovatsky	7/15/2013	543260	218.36
Tina Williams Wilson	7/15/2013	543261	180.58
Tomchuk Lvng Tr dtd 1/19/00	7/15/2013	543262	81.89
Tommy E. Brooks	7/15/2013	543263	102.66
Tommy Lee Waskom	7/15/2013	543264	125.61
Tony I. Rambousek Mineral	7/15/2013	543265	658.61

MOR-69

All Disbursements for the Current Reporting Month

July 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Traci Ferguson-Hodge	7/15/2013	543266	329.26
Travis Park United Methodist	7/15/2013	543267	324.34
Travis Vernon Fults	7/15/2013	543268	1,535.88
Triple J Investments Inc.	7/15/2013	543269	266.87
Trust U/W/O Sallie Mcgee Lentz	7/15/2013	543270	1,105.02
UR Of America LTD, Aka	7/15/2013	543271	130.3
Velma White	7/15/2013	543272	78.84
Vernon G. Calvin Jr.	7/15/2013	543273	94.74
Vernon L Foster Jr-2001 Dcl of	7/15/2013	543274	1,095.88
Vernon L. Herring	7/15/2013	543275	92.65
Vertice Lee Manning	7/15/2013	543276	125.95
Vester Lois Manning	7/15/2013	543277	138.56
Victor Kostenko	7/15/2013	543278	73.79
Victory Exploration, LLC	7/15/2013	543279	62.48
W & A Properties, Inc.	7/15/2013	543280	118.78
W. F. Palmer	7/15/2013	543281	503.42
Wallace J Wock&Virginia B Wock	7/15/2013	543282	7,803.82
Wallace Lee Albrecht Rev Tr	7/15/2013	543283	125.95
Walta Robin Wynne	7/15/2013	543284	480.43
Wanda Joyce McAfee	7/15/2013	543285	86.3
Wavey T. Lester	7/15/2013	543286	177.86
Wesley J. Manning	7/15/2013	543287	153.92
Wesley L. Smith, Jr.	7/15/2013	543288	73.03
William Adams	7/15/2013	543289	117.07
William Arthur Stern, Jr.	7/15/2013	543290	323.18
William F. Michaels, Indvly&as	7/15/2013	543291	1,945.61
William J, Jr. & Virginia A.	7/15/2013	543292	711.58
William Lee Vick	7/15/2013	543293	50.53
William P. Finley	7/15/2013	543294	198.29
William W. Curtis	7/15/2013	543295	158.82
Willie Charles Manning	7/15/2013	543296	153.92
Willie F. Cooper, III	7/15/2013	543297	75.67
Willie Richardson And	7/15/2013	543298	138.29
Winnie Ruth Houston	7/15/2013	543299	65.75
XTO Energy Inc.	7/15/2013	543300	26,106.41
Yancey/Cunningham Family, LP	7/15/2013	543301	280.76
Youngblood, Ltd.	7/15/2013	543302	670.68
Yvonne Wock	7/15/2013	543303	777.43
TOTAL REV CHECKS			$1,185,778

MOR-70

Exhibit V

GMX Bank Reconciliation
Operating Account, Sweep Account & Controlled Disbursements Account
Ending Balance per Bank Statement	$2,121,751
Plus: Total Amount of Outstanding Deposits	94,859
Minus: Total Amount of Outstanding Checks and Other Debits *	(429,272)
Minus Service Charges	—
Ending Balance per Check Register **(a)	$1,787,338

The summary pages of the Company's three bank statements that make up the total operating accounts are provided below.

MOR-71

Capital One Bank
Cycle Statement
Report Date 8/1/13

GMX RESOURCES, INC
OPERATING ACCOUNT
"DIP" WESTERN DISTRICT OF OKLAHOMA
CASE NO. 13-11456 (SAH)
9400 N BROADWAY - SUITE 600
OKLAHOMA CITY OK 73114

ACCOUNT NUMBER 3620097607
BEGINNING 07/01/13
ENDING 07/31/13

ENCLOSURES 0
SPECIAL HANDL
SSN#/TAX ID 731-53-4474
PAGE 1 OF 12

* * * * * * * * * * * * COMMERCIAL CHECKING ACCOUNT SUMMARY * * * * * * * * * * * *

PREVIOUS BALANCE	153,515.00	AVG COLL BALANCE	
+ 71 CREDITS/DEPOSITS	104,822,466.40		147,082.03
- 77 DEBITS/CHECKS	104,825,981.40	YTD INTEREST PAID	
- SERVICE CHARGES	.00		.00
+ INTEREST PAID	.00		
ENDING BALANCE	150,000.00		

DEPOSITS AND OTHER CREDITS

DATE	AMOUNT	TRANSACTION DESCRIPTION		REF NO
07/01	4,259,512.26	ACH deposit	070113	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC CUST. PRIN CR		
07/01	1,411.38	ACH deposit	070113	
		DCP EAST TEXAS H GAS PURCH		A13178010053393
		GMX RESOURCES INC 556550		
07/01	17.75	ACH deposit	070113	
		SWEEP REPURCHASE INTEREST		065000090000017
		GMX RESOURCES, INC CUST. INT. CR		
07/02	4,190,236.18	ACH deposit	070213	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC CUST. PRIN CR		
07/02	72,006.08	Customer deposit		20561760
07/02	5.82	ACH deposit	070213	
		SWEEP REPURCHASE INTEREST		065000090000017
		GMX RESOURCES, INC CUST. INT. CR		
07/03	4,130,121.63	ACH deposit	070313	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC CUST. PRIN CR		
07/03	129,087.89	Customer deposit		66422166
07/03	8,609.51	ACH deposit	070313	
		UNIMARK, LLC PAYABLES		A13183005281834
		GMX RESOURCES INC. GMX REIN		
07/03	5.74	ACH deposit	070313	
		SWEEP REPURCHASE INTEREST		065000090000017
		GMX RESOURCES, INC CUST. INT. CR

MOR-72

Capital One Bank
Investments Department
P.O. Box 85532
Richmond, VA 23285-5532
(866) 632-8888

GMX RESOURCES, INC
9400 NORTH BROADWAY SUITE 600
OKLAHOMA CITY,OK 73114

ACCOUNT NUMBER 3620097607
CUSTOMER NUMBER 375026

OVERNIGHT INVESTMENT RECAP FOR THE MONTH

DATES	YIELD	RATE	REPO/ EURO	INVESTMENT PURCHASE	INTEREST EARNED	INVESTMENT REDEMPTION
07/01/13@ 1	0.0507%	0.0500%	R	4,190,236.18	5.82	4,190,242.00
07/02/13@ 1	0.0507%	0.0500%	R	4,130,121.63	5.74	4,130,127.37
07/03/13@ 2	0.0507%	0.0500%	R	4,195,550.84	11.65	4,195,562.49
07/05/13@ 3	0.0507%	0.0500%	R	4,179,989.60	17.42	4,180,007.02
07/08/13@ 1	0.0507%	0.0500%	R	6,033,795.82	8.38	6,033,804.20
07/09/13@ 1	0.0507%	0.0500%	R	5,969,715.83	8.29	5,969,724.12
07/10/13@ 1	0.0507%	0.0500%	R	5,894,386.24	8.19	5,894,394.43
07/11/13@ 1	0.0507%	0.0500%	R	5,196,681.01	7.22	5,196,688.23
07/12/13@ 3	0.0507%	0.0500%	R	4,222,458.43	17.59	4,222,476.02
07/15/13@ 1	0.0507%	0.0500%	R	3,936,040.14	5.47	3,936,045.61
07/16/13@ 1	0.0507%	0.0500%	R	4,968,451.78	6.90	4,968,458.68
07/17/13@ 1	0.0507%	0.0500%	R	5,014,647.43	6.96	5,014,654.39
07/18/13@ 1	0.0507%	0.0500%	R	5,004,227.58	6.95	5,004,234.53
07/19/13@ 3	0.0507%	0.0500%	R	4,771,197.73	19.88	4,771,217.61
07/22/13@ 1	0.0507%	0.0500%	R	4,369,967.80	6.07	4,369,973.87
07/23/13@ 1	0.0507%	0.0500%	R	4,122,230.75	5.73	4,122,236.48
07/24/13@ 1	0.0507%	0.0500%	R	3,771,764.75	5.24	3,771,769.99
07/25/13@ 1	0.0507%	0.0500%	R	4,118,752.37	5.72	4,118,758.09
07/26/13@ 3	0.0507%	0.0500%	R	4,075,302.98	16.98	4,075,319.96
07/29/13@ 1	0.0507%	0.0500%	R	4,077,203.44	5.66	4,077,209.10
07/30/13@ 1	0.0507%	0.0500%	R	3,950,045.10	5.49	3,950,050.59
07/31/13@ 1	0.0507%	0.0500%	R	1,971,751.34	2.74	1,971,754.08
31 DAY TOTAL:	0.0507%	0.0500%		4,414,773.13	190.09	4,414,963.22

TOTAL INVESTMENT DOLLARS MTD:	98,164,518.77
TOTAL INTEREST EARNED MTD:	190.09
TOTAL INVESTMENT RETURNS MTD:	98,164,708.86

MOR-73

Capital One Bank
Commercial Banking Group

MANAGE YOUR CASH

CASH MANAGEMENT | CHECKING | MONEY MARKET | CDs | LOANS

GMX RESOURCES, INC
"DIP" WESTERN DISTRICT OF OKLAHOMA
CASE NO. 13-11456 (SAH)
9400 N. BROADWAY - SUITE 600
OKLAHOMA CITY OK 73114

Contact your Relationship Manager to discuss targeted solutions for your evolving business needs.

ACCOUNT SUMMARY FOR PERIOD JULY 01, 2013 - JULY 31, 2013

Commercial Checking 00000542051752 — **GMX RESOURCES, INC**

Previous Balance 06/30/13	$0.00	Number of Days in Cycle	31
22 Deposits/Credits	$4,026,850.29	Minimum Balance This Cycle	$0.00
1172 Checks/Debits	($4,026,850.29)	Average Collected Balance	$6.23
Service Charges	$0.00		
Ending Balance07/31/13	$0.00		

ACCOUNT DETAIL FOR PERIOD JULY 01, 2013 - JULY 31, 2013

Commercial Checking 00000542051752 — **GMX RESOURCES, INC**

Date	Description	Deposits/Credits	Withdrawals/Debits	Resulting Balance
07/01	Control disbursement funding CAP CD INHOUSE CONT.DISB. 070113 GMX RESOURCES	$73,310.19		$73,310.19
07/01	Check 541527		$41,621.89	$31,688.30
07/01	Check 215993		$16,242.50	$15,445.80
07/01	Check 542087		$2,411.19	$13,034.61
07/01	Check 541625		$2,222.23	$10,812.38
07/01	Check 542128		$1,677.81	$9,134.57
07/01	Check 541547		$1,250.00	$7,884.57
07/01	Check 542098		$872.97	$7,011.60
07/01	Check 215913		$775.00	$6,236.60
07/01	Check 541551		$680.46	$5,556.14
07/01	Check 215952		$562.50	$4,993.64
07/01	Check 542137		$486.45	$4,507.19
07/01	Check 541863		$419.24	$4,087.95
07/01	Check 542296		$376.48	$3,711.47
07/01	Check 542080		$325.58	$3,385.89
07/01	Check 541686		$293.55	$3,092.34
07/01	Check 541847		$272.83	$2,819.51
07/01	Check 542015		$222.95	$2,596.56

Thank you for banking with us.

PAGE1 OF 40

Branch bank products and services offered by Capital One, N.A.,
Capital One Bank is a trade name of Capital One, N.A.
and does not refer to a separately insured institution,
Member FDIC, © 2013 Capital One, All rights reserved.

MEMBER FDIC
EQUAL HOUSING LENDER

MOR-74

Exhibit VI

Receivables in the Over 90 Days Category

Customer	Receivable Date	Status
Barbara A. Holloway	4/15/2013	Amount due being Netted from Future Revenues Owed to Customer
BG US Produciton Company, LLC	4/15/2013	Amount due being Netted from Future Revenues Owed to Customer
Brown Bros. Investment Co.	4/15/2013	Amount due being Netted from Future Revenues Owed to Customer
Brown Credit Shelter Trust	4/15/2013	Amount due being Netted from Future Revenues Owed to Customer
Esther M. Aberle	4/15/2013	Amount due being Netted from Future Revenues Owed to Customer
Exxonmobil Corporation	4/15/2013	Contacting Customer
Frank E. Novy Trust	4/15/2013	Amount due being Netted from Future Revenues Owed to Customer
Glen Rose Partners, L. P.	4/15/2013	Amount due being Netted from Future Revenues Owed to Customer
Harold B. Brown Marial Tr.	4/15/2013	Amount due being Netted from Future Revenues Owed to Customer
Harold B. Brown Non-Mar Tr.	4/15/2013	Amount due being Netted from Future Revenues Owed to Customer
Harvest Oil Company, LLC	4/15/2013	Contacting Customer
Honcho Energy Operating LLC	4/15/2013	Contacting Customer
Kim T. Parson	4/15/2013	Amount due being Netted from Future Revenues Owed to Customer
Kodiak Oil & Gas (USA) Inc.	4/15/2013	Received payment in August 2013
LARCO Resources, LLC	4/15/2013	Contacting Customer
LSM Energy, Inc.	4/15/2013	Amount due being Netted from Future Revenues Owed to Customer
Larry W. Miller	4/15/2013	Amount due being Netted from Future Revenues Owed to Customer
Logan Resources, LLC	4/15/2013	Amount due being Netted from Future Revenues Owed to Customer
Loutex Production Company	4/15/2013	Amount due being Netted from Future Revenues Owed to Customer
Lowell L. Novy	4/15/2013	Amount due being Netted from Future Revenues Owed to Customer
Maryann Kleban-Shannon	4/15/2013	Amount due being Netted from Future Revenues Owed to Customer
Maryann Kleban-Shannon -L.A.	4/15/2013	Amount due being Netted from Future Revenues Owed to Customer
Maryann Kleban-Shannon -LA RRP	4/15/2013	Amount due being Netted from Future Revenues Owed to Customer
Maynard H. Brown Trust	4/15/2013	Amount due being Netted from Future Revenues Owed to Customer
Melvin Dan Hutchins	4/15/2013	Amount due being Netted from Future Revenues Owed to Customer

MOR-75

Exhibit VI

Receivables in the Over 90 Days Category

Customer	Receivable Date	Status
Melvin J. Kleban Trust - Log	4/15/2013	Amount due being Netted from Future Revenues Owed to Customer
Northern Energy Corporation	4/15/2013	Contacting Customer
Northern Oil & Gas, Inc.	4/15/2013	Contacting Customer
Penn Virginia Oil & Gas, L. P.	4/15/2013	Contacting Customer
QPC3, LP	4/15/2013	Received payment in August 2013
TDW, LLC	4/15/2013	Contacting Customer
Thomas C. Brown	4/15/2013	Amount due being Netted from Future Revenues Owed to Customer
Williston Basin Energy LLC	4/15/2013	Contacting Customer
Yates Petroleum Corporation	4/15/2013	Received payment in August 2013
Endeavor Pipline, Inc	4/30/2013	Related Company - No payment required

MOR-76